UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

(Address of principal executive offices)(Zip code)

Robert W. Silva

Huntington Asset Services, Inc.

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant’s telephone number, including area code: 317-917-7000

Date of fiscal year end: 9/30

Date of reporting period: 03/31/14

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Semi-Annual Report

March 31, 2014

Fund Adviser:

Pekin Singer Strauss Asset Management

161 N. Clark Street, Suite 2200

Chicago, IL 60601

Toll Free (800) 470-1029

www.appleseedfund.com

April 29, 2014

Dear Shareholders,

“A good hockey player plays where the puck is.

A great hockey player plays where the puck is going to be.”

- Wayne Gretzky

Events in Brazil, Egypt, China, and other emerging markets, including most recently Ukraine, have dominated the headlines of late. In addition, emerging markets account for 85% of the world’s population and three-quarters of global economic growth. Given the demographic trends and faster rates of GDP growth, the puck, to paraphrase Wayne Gretzky, is likely to continue to advance to these parts of the world over the long term.

In recent years, we have sought investment exposure to economies outside the United States, given a somewhat anemic outlook for U.S. GDP growth. However, growth prospects in other advanced economies outside the United States also appear somewhat weak. Most advanced economies are seeing similar headwinds – aging populations, high debt levels, and structural unemployment challenges, which is why companies have increasingly turned to emerging markets in recent years to drive revenue and profit growth.

Within the Appleseed Fund portfolio, we own one emerging market stock, SK Telecom, a wireless telecommunications company based in South Korea, but we also own multi-national companies such as Novartis, Avon Products, or Herbalife, where emerging markets have become significant drivers of the their respective revenue and profit growth. Additionally, emerging market countries purchase US Treasury bonds as foreign currency reserves, contributing at the margin to keeping U.S. interest rates low. Like it or not, what happens in emerging market countries affects the cost of borrowing money, the demand for capital equipment, the price of consumer goods, and the value of financial assets.

In this letter, we explore some of the opportunities and risks in emerging markets with a special focus on the more important emerging market countries, Brazil, Russia, India, and China (collectively known as the “BRIC” countries).

www.appleseedfund.com	1	(800) 470-1029

Nearly a year ago, in May 2013, with the “shot heard around the world,” the U.S. Federal Reserve signaled that it would begin to reduce its massive government bond purchases. All things being equal, this so-called “Fed Taper” makes U.S. Treasuries and other investments relatively more attractive and foreign assets relatively less attractive. As a result, capital began to flow out of emerging markets and into the United States; emerging market currencies plunged roughly -25% against the U.S. dollar in the past year, and emerging market stocks underperformed a strong U.S. stock market.

Even before the Fed Taper last year, emerging market growth was already flagging. From 2003-2009, real GDP growth for the BRIC countries was 8.4% per year. From 2010-2013, annualized real GDP growth decelerated, measuring 8.2%, 6.8%, 5.6%, and 5.5%, respectively. During 2014, consensus estimates a further decline of annual growth to 5.0% or lower. The slowdown matters, because the BRIC countries represent a significant proportion of emerging market GDP.

Country	2004-2008	2009	2010	2011	2012	2013
Brazil	4.8%	(0.3%)	7.5%	2.7%	0.9%	2.3%
Russia	7.1%	(7.8%)	4.5%	4.3%	3.4%	1.3%
India	8.0%	8.5%	10.3%	6.6%	4.7%	4.7%
China	11.6%	9.2%	10.4%	9.3%	7.8%	7.7%

Source: The World Bank (2004-2012 GDP growth), TradingEconomics (for 2013 GDP growth).

Value Investing in Emerging Markets

As investors, our view is that emerging markets are neither attractive nor unattractive because they are “emerging”; the attractiveness of any investment comes down to value – where is the risk/reward favorable for investors? We analyze individual companies in emerging markets just as we would with companies in developed markets. What are the business risks? What should we pay? How sustainable are the company’s competitive advantages, and how sustainable is the business model? Is the upside sufficient given the risks? And of utmost importance in an emerging market environment, what is the political and economic context?

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In our last quarterly letter, we wrote that the Cyclically-Adjusted Price/Earnings (CAPE) ratio for the U.S. stock market averaged 16x from 1881-2013 and that the current CAPE ratio of 26x suggests that the U.S. market is overvalued relative to historical experience.1 In this letter, we introduce the chart below, provided courtesy of FTI Journal, comparing the varying CAPEs of stock markets around the world. The chart indicates that the China, Brazil, and Russia markets trade at relatively low multiples compared to stock markets across the globe.

Source: FTIJournal

Russia

The Russian economy is heavily reliant on commodities; oil and natural gas exports account for 70% of total Russian exports and the energy sector accounts for over 50% of government revenue. Dependence on oil and natural gas production was highly beneficial when commodity prices soared. In the past three years, however, oil prices flat-lined and the price of Russian exports of natural gas, principally to Europe, was also flat. Meanwhile, energy’s dominance in the Russian economy continues to crowd out investments in other industries. Russia remains highly levered to oil and natural gas prices, which leaves its undiversified economy vulnerable.

[1]	It should be noted that CAPE is not a magic formula for investment success. Rather, CAPE is simply one among many metrics that can be used to ascertain value.

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That being said, the Russian stock market is one of the cheapest in the world with a 6x CAPE ratio, and we think chances are slim that energy prices will decline permanently by a material amount from current levels. As for the unfolding political crisis in Ukraine, both Europe and Russia may be motivated to resolve their differences because their economies are inextricably intertwined. Europe buys 30% of its natural gas from Russia, a mutually beneficial relationship where Europe obtains natural gas to heat its homes and Russia receives money to support its economy. To go beyond the tit-for-tat sanctions enacted to date would result in a full-blown economic war of mutually assured economic destruction. Indeed, Europe could ill-afford a triple-dip recession while Russia does not wish to scare away the foreign capital so vital to its economy. We are monitoring current developments – if the situation worsens in the Ukraine, we expect it to have an adverse effect on the stock prices of Appleseed Fund’s multi-national equity holdings, offset by a rise in the price of its precious metals holdings.

Brazil

During the flush years before the 2008-2009 Financial Crisis, Brazil benefited from subdued inflation and economic stability, as Brazilians reaped the benefits of economic reforms instituted in the 1990s. The country also enjoyed strong foreign demand for agricultural products and iron ore. Unfortunately, much of this windfall went to consumption instead of investment, leaving Brazil’s infrastructure woefully behind global standards. According to The Economist, Brazil spends just 1.5% of GDP on infrastructure compared with a 3.8% global average. Brazil’s weak infrastructure means its farmers could spend 25% of crop value on transportation versus a similar farmer in Iowa who spends only 9%. In short, Brazil’s competitiveness is hampered by infrastructure bottlenecks and low productivity, which restricts growth and continues to expose the economy to inflation.

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With rising inflation, large fiscal deficits, and now the impact of the Fed Taper, the Brazilian economy is not expected to improve much in the near term. With re-elections coming up in October, President Dilma Rousseff has been reluctant to implement meaningful reforms. After the election, though, President Rousseff likely will be forced to raise taxes and make tough budget cuts to temper deficits and lower inflation; such actions, however, may tip the sputtering economy into recession. It would not surprise us to see stagflation rear its ugly head in the aftermath of the World Cup this summer. With regards to Appleseed Fund’s Avon Products investment, roughly 45% of company operating profit is generated in Latin America, with much of it attributable to Brazil.

India

India faces similar challenges as Brazil: wide fiscal deficits, underinvestment in infrastructure, high inflation, and slowing growth. Like the Brazilian real, the Indian rupee maintained strength as long as foreign investment remained robust, but weakening investment appetite from abroad – in part due to the Fed Taper – may result in further declines of the rupee. And similar to the Presidential race in Brazil, the world’s largest democracy is currently undergoing general elections to determine which party will control parliament. With a pressing need to reform the economy after the elections while keeping deficits and inflation in check, it looks like 2015 could be a challenging year for India. In the long term, however, we expect that favorable demographic trends will help India’s economy grow during the next several decades at an above average rate.

China

In marked contrast to Brazil, which invested little in infrastructure, China has made significant expenditures on infrastructure. For nearly 40 years, China expanded its economy by spending on new factories, roads, rails, and ports, which turned China into the world’s manufacturer. This strategy worked well when foreign demand for manufactured goods was strong. However, the efficacy of this strategy began to wane in the wake of the Financial Crisis

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because foreign demand for manufactured goods softened. To keep GDP growing, the Chinese government shifted its investment spending focus to residential real estate, leading to an unprecedented building spree. In Tier 2 and Tier 3 Chinese cities, many newly-constructed homes sit empty and some new residential developments have started to decline in price. China’s housing woes represent a potential risk to the greater economy.

Source: www.tradingeconomics.com | National Bureau of Statistics of China

Over the long term, China’s shift from investment spending to domestic consumption should be beneficial for the global economy. The near-term recession risk, however, keeps us cautious, even while the long-term prospects of the world’s second largest economy seems quite favorable.

Concluding Thoughts on Emerging Markets

The Fed Taper and the economic slowdown in emerging markets have lowered prices of many equities in these countries. While the valuations are lower, our view is that, for the most part, markets are justifiably pricing in lower growth and greater risk. That said, we believe “the puck” will continue to flow in the direction of emerging market economies in the upcoming years, and we expect Appleseed Fund investors will continue to have exposure to emerging markets, either indirectly through our investments in multi-national companies, like Novartis, or directly through selective investments in individual stocks, like SK Telecom.

www.appleseedfund.com	6	(800) 470-1029

Appleseed Performance and Portfolio Changes

During the first three months of 2014, Appleseed Fund investor shares generated a 2.00% total return, exceeding the 1.26% return of the MSCI World Index. More importantly, Appleseed Fund investor shares have generated an 8.50% return since inception in 2006, exceeding the total return of the MSCI World Index and the S&P 500 Index by 4.50% and by 2.25%, respectively.

During the quarter we had some holdings which generated outstanding returns and other holdings which generated horrible returns. The most significant contributors to the Fund’s performance were Teva Pharmaceuticals (TEVA), Toyo Tanso (Tokyo: 5310), Nabors Industries (NBR), and Appleseed Fund’s gold trust holdings, while the most significant detractors to Appleseed Fund’s performance were Tesco PLC (London: TSCO), Staples (SPLS), Herbalife (HLF), and Avon Products (AVP).

Teva Pharmaceuticals, the Fund’s largest equity holding, generated a total return of more than 30% during the quarter. The company appointed a new CEO, Erez Vigodman, who has been on the Board of Directors since 2009. He has a strong operating track record and relevant experience leading companies that market generic compounds. Teva also launched its Copaxone follow-on drug immediately after receiving FDA approval, and initial patient acceptance appears to be quite encouraging. At the same time, we have been impressed by recent progress in the development of Teva’s drug pipeline. The market is recognizing these developments, which have served to increase Teva’s intrinsic value.

Herbalife’s stock more than doubled between our initial purchase and the end of 2013, and we significantly reduced our position prior to the 25%+ decline in Herbalife’s share price during the quarter. Nevertheless, Herbalife was a detractor to the Fund’s performance during the quarter. Bill Ackman, a hedge fund manager, has targeted Herbalife in a crusade to make money on his hedge fund’s short sale of the company’s stock, and the announcement that the U.S.

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Federal Trade Commission was beginning an investigation of Herbalife’s marketing practices was certainly a “win” for Mr. Ackman. We continue to believe that Mr. Ackman’s criticisms are off-base, and we expect that Herbalife, with 80% of sales outside the United States, will emerge from this FTC investigation a stronger company that will continue to provide healthy nutrition products and other attractive business opportunities for its distributors.

During the quarter we reduced or sold several of the Fund’s equity positions as a result of stock prices that approached or reached our fair value estimates this quarter. We sold our holdings of Microsoft (MSFT), Aon PLC (AON), and Mabuchi Motors (Tokyo: 6592), all of which reached full value after generating attractive returns for Appleseed Fund shareholders.

We did not initiate any new positions during the first quarter, which is unusual. It was not for lack of trying. We have been looking at many quality companies, but none of them has met our margin of safety requirement. Instead of buying new stocks, we have been making preparations to take advantage of opportunities in the future. We have approved several new stocks for purchase at lower-than-current-prices, and we have raised cash, which can be used as dry powder for any new purchases we make.

As a result of recent sales, equities represented less than 60% of the Appleseed Fund portfolio at the end of the quarter. At the same time, the Fund’s proportionate allocation to cash, fixed income, and gold trusts have increased. We had a defensive portfolio before, but with elevated market valuations the portfolio’s defensiveness has increased since last quarter.

Organizational Changes

Several weeks ago, we announced some of the organizational changes that will be taking place at Appleseed Fund in the coming months, including the decisions by Ron Strauss and Rick Singer to retire from their positions as part of the five-person Appleseed Fund portfolio management team on June 30, 2014. We – Adam Strauss, Bill Pekin and Josh Strauss – will continue operating as the Fund’s portfolio managers. Having co-managed the Appleseed Fund as a

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cohesive team since January 2007, the three of us are committed to maintaining our focus on capital preservation as our primary investment goal for shareholders, while generating attractive, risk-adjusted returns by making prudent investments in a range of asset classes from markets around the world.

We also announced the advisor’s recent appointment of Patrick Herrington as its new Chief Compliance Officer and Chief Operating Officer. Patrick joins us from Northern Trust, where he most recently served as the Chief Operating Officer and Senior Vice President of the Multi-Manager Investment Solutions division, an investment management business with more than $80 billion in assets under management and advisement. While at Northern Trust, Patrick managed operations and served as the business lead for internal audit and risk management reviews and regulatory exams. His addition underscores our firm’s continuing commitment to further developing our operational infrastructure.

We feel very fortunate to have you as an investor, and we will continue to work hard to find investments which can generate attractive long-term returns for your portfolio.

Sincerely,

Joshua Strauss, CFA

William Pekin, CFA

Adam Strauss, CFA

www.appleseedfund.com	9	(800) 470-1029

Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-470-1029.

At the end of the Fund’s reporting period on March 31, 2014, Teva Pharmaceuticals represented 6.4%, SK Telecom (SKM) represented 2.5%, Herbalife (HLF) represented 2.1%, Toyo Tanso (Tokyo: 5310) represented 3.8%, Avon Products (AVP) represented 3.2%, Nabors Industries (NBR) represented 1.9%, Tesco PLC (London: TSCO) represented 3.2%, and Staples (SPLS) represented 2.4% of the portfolio, respectively.

The S&P 500 Index is a widely recognized unmanaged index of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. These indices provide total returns in U.S. dollars with net dividends reinvested. These index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. These index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in these indices, however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Diversification does not ensure a profit or guarantee against loss.

Investments in commodities such as gold may be affected by overall market movements, changes in interest rates, and other factors such as embargoes and international economic and political developments. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. These instruments may subject the Fund to greater volatility than investments in traditional securities.

The views and opinions expressed in this material are those of the authors. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. These opinions are current as of the date of this letter but are subject to change. There is no guarantee that any forecasts or opinions in this material will be realized. Information should not be construed as investment advice nor be considered a recommendation to buy, sell or hold any particular security.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-800-470-1029.

Distributed by Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208 (Member FINRA).

www.appleseedfund.com	10	(800) 470-1029

INVESTMENT RESULTS – (Unaudited)

Total Returns*

(For the periods ended March 31, 2014)

			Average Annual Returns
	6 Months	One Year	Five Years	Since Inception**
Appleseed Fund - Investor Class	5.06%	9.65%	17.77%	8.50%
MSCI World Index ***	9.36%	19.07%	18.28%	4.00%
S&P 500 Index ***	12.51%	21.86%	21.16%	6.25%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated January 28, 2014, were 1.61% of average daily net assets for the Investor Class (1.39% after fee waivers/expense reimbursements by the Adviser). The Adviser has contractually agreed to cap certain operating expenses of the Fund through January 31, 2015.

Total Returns*

(For the periods ended March 31, 2014)

			Average Annual Returns
	6 Months	One Year	Since Inception**
Appleseed Fund - Institutional Class	5.23%	9.89%	10.64%
MSCI World Index ***	9.36%	19.07%	10.68%
S&P 500 Index ***	12.51%	21.86%	15.36%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated January 28, 2014, were 1.36% of average daily net assets for the Institutional Class (1.14% after fee waivers/expense reimbursements by the Adviser). The Adviser has contractually agreed to cap certain operating expenses of the Fund through January 31, 2015.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-470-1029.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**	The Investor Class commenced operations on December 8, 2006. The Institutional class commenced operations on January 31, 2011.

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INVESTMENT RESULTS – continued (Unaudited)

***	The MSCI World Index has replaced the S&P 500® Index as the Fund’s primary benchmark because, in the opinion of the Fund’s Adviser, the Fund’s objectives and risk profile are more similar to those of the new index. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international market s and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. These indices provide total return in U.S. dollars with net dividends reinvested. These index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in these indices, however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

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INVESTMENT RESULTS – continued (Unaudited)

The chart above assumes an initial investment of $10,000 made on December 8, 2006 (commencement of operations) for the Investor Class and held through March 31, 2014. The MSCI World Index has replaced the S&P 500® Index as the Fund’s primary benchmark because, in the opinion of the Fund’s Adviser, the Fund’s objectives and risk profile are more similar to those of the new index. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-800-470-1029. The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the investment company and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

www.appleseedfund.com	13	(800) 470-1029

INVESTMENT RESULTS – continued (Unaudited)

The chart above assumes an initial investment of $10,000 made on January 31, 2011 (commencement of operations) for the Institutional Class and held through March 31, 2014. The MSCI World Index has replaced the S&P 500® Index as the Fund’s primary benchmark because, in the opinion of the Fund’s Adviser, the Fund’s objectives and risk profile are more similar to those of the new index. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-800-470-1029. The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the investment company and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

14

FUND HOLDINGS – (Unaudited)

[1]	As a percentage of net assets.

The Appleseed Fund invests primarily in a portfolio of equity securities of companies that are undervalued in the opinion of the Fund’s Adviser, Pekin Singer Strauss Asset Management. The investment objective of the Appleseed Fund is long-term capital appreciation.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

15

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for six months from October 1, 2013 to March 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

16

SUMMARY OF FUND EXPENSES– continued (Unaudited)

Appleseed Fund - Investor Class	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period October 1, 2013 – March 31, 2014*
Actual	$1,000.00	$1,050.60	$6.43
Hypothetical (5% return before expenses)	$1,000.00	$1,018.66	$6.33

*	Expenses are equal to the Investor Class annualized expense ratio of 1.26%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Appleseed Fund - Institutional Class	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period October 1, 2013 – March 31, 2014*
Actual	$1,000.00	$1,052.30	$5.15
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.07

*	Expenses are equal to the Institutional Class annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

17

APPLESEED FUND

SCHEDULE OF INVESTMENTS

March 31, 2014 (Unaudited)

	Shares	Fair Value
Common Stocks - 57.74%
Business Services - 4.50%
Staples, Inc.	648,280	$7,351,495
Sykes Enterprises, Inc. *	95,042	1,888,485
Yusen Logistics Co. Ltd. (a)	365,300	4,618,348

		13,858,328

Consumer Discretionary - 2.76%
FTD Companies, Inc. *	266,707	8,483,950

Consumer Staples - 13.09%
Avon Products, Inc.	678,963	9,940,018
Female Health Co./The	37,600	291,776
Herbalife Ltd. (a) (b)	111,240	6,370,715
John B. Sanfilippo & Son, Inc.	603,880	13,901,318
Tesco PLC (a) *	1,979,000	9,746,038

		40,249,865

Energy - 3.98%
McDermott International, Inc. *	802,541	6,275,871
Nabors Industries Ltd. (a)	242,002	5,965,349

		12,241,220

Financials - 6.92%
Western Union Co./The	598,993	9,799,525
Willis Group Holdings PLC (a)	260,550	11,498,071

		21,297,596

Health Care Services - 0.85%
PDI, Inc. *	570,618	2,613,430

Industrials - 7.29%
Titan International, Inc.	565,194	10,733,034
Toyo Tanso Co. Ltd. (a)	526,200	11,685,385

		22,418,419

Materials - 6.91%
Mosaic Co./The	270,078	13,503,900
Rentech, Inc. *	4,080,432	7,752,821

		21,256,721

See accompanying notes which are an integral part of these financial statements.

18

APPLESEED FUND

SCHEDULE OF INVESTMENTS – continued

March 31, 2014 (Unaudited)

	Shares	Fair Value
Common Stocks - 57.74% – continued
Pharmaceuticals - 8.96%
Novartis AG ADR (a) (c)	93,750	$7,970,625
Teva Pharmaceutical Industries Ltd. ADR (a)	370,793	19,592,702

		27,563,327

Real Estate - 0.01%
Pico Holdings, Inc. *	1,635	42,494

Telecommunication Services - 2.47%
SK Telecom Co. Ltd. ADR (a)	336,245	7,589,050

TOTAL COMMON STOCKS (Cost $142,208,216)		177,614,400

Gold Trusts - 18.54%
Central GoldTrust (a) (d) (e) (f) *	815,270	36,882,815
Sprott Physical Gold Trust (a) (e) (g) *	1,886,920	20,133,436

TOTAL GOLD TRUSTS (Cost $63,131,463)		57,016,251

	Principal Amount
U.S. Government Securities - 6.85%
U.S. Treasury Note, 0.375%, 8/31/2015	$3,000,000	3,007,617
U.S. Treasury Note, 0.250%, 9/30/2015	4,000,000	4,001,876
U.S. Treasury Note, 0.250%, 10/15/2015	3,000,000	3,000,117
U.S. Treasury Note, 1.250%, 10/31/2015	3,000,000	3,046,758
U.S. Treasury Note, 0.375%, 11/15/2015	5,000,000	5,008,010
U.S. Treasury Note, 0.250%, 12/15/2015	3,000,000	2,997,069

TOTAL U.S. GOVERNMENT SECURITIES (Cost $21,048,948)		21,061,447

See accompanying notes which are an integral part of these financial statements.

19

APPLESEED FUND

SCHEDULE OF INVESTMENTS – continued

March 31, 2014 (Unaudited)

	Principal Amount	Fair Value
Corporate Bonds - 5.54%

Financials - 4.33%
AON Corp., 3.500%, 9/30/2015	$2,820,000	$2,928,607
Fairfax Financial Holdings Ltd., 8.250%, 10/1/2015 (a)	1,973,000	2,158,837
Prudential OLC, 11.750%, 12/29/2049 (a)	2,750,000	2,947,037
Volkswagen Financial Services NV, 4.000%, 10/14/2015 (h)	11,300,000	1,944,033
Western Union Co./The, 5.930%, 10/1/2016	3,000,000	3,323,796

		13,302,310

Pharmaceuticals - 1.21%
Teva Pharmaceutical Industries Ltd., 2.400%, 11/10/2016 (a)	2,145,000	2,217,741
Warner Chilcott Co. LLC / Warner Chilcott Finance LLC, 7.750%, 9/15/2018 (a)	1,416,000	1,513,350

		3,731,091

TOTAL CORPORATE BONDS (Cost $17,038,508)		17,033,401

Certificates of Deposit - 1.06%
Community Bank, 0.750%, 9/24/2014	1,000,000	1,000,000
New Resource Bank, 0.050%, 4/18/2014	249,114	249,114
One Pacific Bank, 0.150%, 4/18/2014	250,751	250,751
One Pacific Bank, 0.070%, 6/5/2014	500,000	500,000
Self-Help Federal Credit Union, 0.250%, 5/19/2014	253,273	253,273
Self-Help Federal Credit Union, 0.250%, 5/28/2014	253,141	253,141
Sunrise Bank, 0.118%, 4/3/2014	250,000	250,000
Sunrise Bank, 0.050%, 4/3/2014	500,312	500,312

TOTAL CERTIFICATES OF DEPOSIT (Cost $3,256,591)		3,256,591

See accompanying notes which are an integral part of these financial statements.

20

APPLESEED FUND

SCHEDULE OF INVESTMENTS – continued

March 31, 2014 (Unaudited)

	Shares	Fair Value
Money Market Securities - 10.35%
Federated Government Obligations Fund - Institutional Shares, 0.01% (i)	31,836,070	$31,836,070

Total Money Market Securities (Cost $31,836,070)		31,836,070

Total Investments - Long - 100.08% (Cost $278,519,796)		307,818,160

Total Investments - Short - (0.88)% (Proceeds Received $2,530,716)		(2,686,200)

Total Written Options - (0.08)% (Premiums Received $753,921)		(256,300)

Other Assets in Excess of Liabilities - 0.88%		2,699,059

TOTAL NET ASSETS - 100.00%		$307,574,719

(a)	Foreign security denominated in U.S. dollars.
(b)	All or a portion of the security is held as collateral for written call options.
(c)	All or a portion of the security is held as collateral for securities sold short. The total fair value of this collateral on March 31, 2014, was $7,651,800.
(d)	Closed-End Mutual Fund
(e)	Passive Foreign Investment Company
(f)	A portion of this security may be deemed illiquid due to the Investment Company Act of 1940 provision stating that no issuer of any investment company security purchased or acquired by a registered investment company shall be obligated to redeem such security in an amount exceeding 1 per centum of such issuer’s total outstanding shares during any period of less than thirty days.
(g)	Exchange-Traded Fund
(h)	Foreign-denominated security. Principal amount is reported in Norwegian Krone.
(i)	Rate disclosed is the seven day yield as of March 31, 2014.
*	Non-income producing security.

ADR - American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

21

APPLESEED FUND

SCHEDULE OF SECURITIES SOLD SHORT

March 31, 2014 (Unaudited)

	Shares	Fair Value
Exchange-Traded Funds - (0.88%)

Energy - (0.88)%
United States Natural Gas Fund, L.P.	(110,000)	$(2,686,200)

TOTAL EXCHANGE-TRADED FUNDS (Proceeds Received $2,530,716)		(2,686,200)

See accompanying notes which are an integral part of these financial statements.

22

APPLESEED FUND

SCHEDULE OF WRITTEN OPTIONS

March 31, 2014 (Unaudited)

	Outstanding Contracts	Fair Value
Written Call Options - (0.08%)

Herbalife Ltd./August 2014/ Strike Price $75.00 (a)	(1,100)	$(256,300)

TOTAL WRITTEN CALL OPTIONS (Premiums Received $753,921)		(256,300)

(a)	The call contract has a multiplier of 100 shares.

See accompanying notes which are an integral part of these financial statements.

23

APPLESEED FUND

FUTURES CONTRACTS

March 31, 2014 (Unaudited)

Short Futures Contracts	Number of (Short) Contracts	Underlying Face Amount at Fair Value	Unrealized Appreciation (Depreciation)
Japanese Yen Currency Futures Contract June 2014	(67)	$(8,117,050)	$(5,863)

Total Short Futures Contracts	(67)		$(5,863)

See accompanying notes which are an integral part of these financial statements.

24

APPLESEED FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2014 (Unaudited)

Assets
Investments in securities, at fair value (Cost $278,519,796)	$307,818,160
Cash restricted at broker	2,037,755
Cash held at broker (a)	211,050
Receivable for fund shares sold	310,144
Receivable for investments sold	1,240,656
Dividends receivable	744,466
Interest receivable	261,821
Receivable for net variation margin on futures contracts	32,663
Prepaid expenses	40,946

Total Assets	312,697,661

Liabilities
Investment Securities Sold Short, at value (proceeds $2,530,716)	2,686,200
Options written, at value (premium received $753,921)	256,300
Payable for fund shares redeemed	350,945
Payable for investments purchased	1,505,663
Payable to Adviser	210,339
Payable for Administration Plan fees, Investor Class	50,652
Payable to administrator, fund accountant, and transfer agent	34,396
Payable to custodian	8,441
Payable to trustees and officers	2,498
Other accrued expenses	17,508

Total Liabilities	5,122,942

Net Assets	$307,574,719

Net Assets consist of:
Paid-in capital	$266,413,980
Accumulated undistributed net investment income (loss)	(1,184,652)
Accumulated undistributed net realized gain (loss) from investment transactions	12,710,764
Net unrealized appreciation (depreciation) on:
Investment securities	29,298,364
Securities sold short	(155,484)
Written options	497,621
Foreign currency translation	(11)
Futures contracts	(5,863)

Net Assets	$307,574,719

Net Assets: Investor Class	$237,277,610

Shares outstanding (unlimited number of shares authorized)	16,634,405

Net asset value and offering price per share	$14.26

Redemption price per share ($14.26 * 98%) (b)	$13.97

Net Assets: Institutional Class	$70,297,109

Shares outstanding (unlimited number of shares authorized)	4,913,749

Net asset value and offering price per share	$14.31

Redemption price per share ($14.31 * 98%) (b)	$14.02

(a)	Cash used as collateral for futures contract transactions.
(b)	The Fund charges a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase.

See accompanying notes which are an integral part of these financial statements.

25

APPLESEED FUND

STATEMENT OF OPERATIONS

For the six months ended March 31, 2014 (Unaudited)

Investment Income
Dividend income (net of foreign withholding tax $160,522)	$2,896,046
Interest income	221,893

Total Income	3,117,939

Expenses
Investment Adviser fee	1,525,102
Administration plan fee, Investor Class	305,608
Administration expenses	86,002
Fund accounting expenses	43,814
Transfer agent expenses	42,496
Legal expenses	21,662
Registration expenses	15,592
Custodian expenses	23,332
Auditing expenses	8,975
Trustee expenses	7,215
CCO expenses	3,722
Miscellaneous expenses	38,720
Other expense - short sale and interest expense	22,964

Total Expenses	2,145,204
Less: Fees waived and expenses reimbursed by Adviser	(307,630)

Net operating expenses	1,837,574

Net Investment Income	1,280,365

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	17,834,501
Written options	72,506
Foreign currency translations	(28,868)
Futures contracts	(705,926)
Change in unrealized appreciation (depreciation) on:
Investment securities	(4,922,249)
Securities sold short	(54,319)
Written options	497,621
Foreign currency translations	(292)
Futures contracts	1,086,882

Net realized and unrealized gain (loss) on investment securities, securities sold short, written options, foreign currency translations and futures contracts	13,779,856

Net increase (decrease) in net assets resulting from operations	$15,060,221

See accompanying notes which are an integral part of these financial statements.

26

APPLESEED FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013
Operations
Net investment income	$1,280,365	$1,008,643
Net realized gain (loss) on investment securities, written options, securities sold short, foreign currency translations, & futures contracts	17,172,213	23,572,596
Change in unrealized appreciation (depreciation) on investment securities, written options, securities sold short, foreign currency translations, & futures contracts	(3,392,357)	18,775,715

Net increase in net assets resulting from operations	15,060,221	43,356,954

Distributions
From net investment income, Investor Class	(47,753)	(3,549,991)
From net investment income, Institutional Class	(150,287)	(618,297)
From net realized gains, Investor Class	(20,408,857)	(4,363,755)
From net realized gains, Institutional Class	(4,766,926)	(760,029)

Total distributions	(25,373,823)	(9,292,072)

Capital Transactions - Investor Class
Proceeds from Fund shares sold	23,451,199	66,160,736
Reinvestment of distributions	20,209,627	7,770,528
Amount paid for Fund shares redeemed	(47,261,392)	(58,245,038)
Proceeds from redemption fees collected (a)	8,703	25,065

Net increase (decrease) in net assets resulting from Investor Class capital transactions	(3,591,863)	15,711,291

Capital Transactions - Institutional Class
Proceeds from Fund shares sold	19,182,574	18,609,328
Reinvestment of distributions	4,796,457	1,362,683
Amount paid for Fund shares redeemed	(6,271,715)	(4,209,907)
Proceeds from redemption fees collected (a)	5,083	1,446

Net increase in net assets resulting from Institutional Class capital transactions	17,712,399	15,763,550

Total increase in net assets from capital transactions	14,120,536	31,474,841

Total Increase in Net Assets	3,806,934	65,539,723

See accompanying notes which are an integral part of these financial statements.

27

APPLESEED FUND

STATEMENTS OF CHANGES IN NET ASSETS – continued

	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013
Net Assets
Beginning of period	303,767,785	238,228,062

End of period	$307,574,719	$303,767,785

Accumulated undistributed net investment loss included in net assets at end of period	$(1,184,652)	$(2,266,977)

Share Transactions - Investor Class
Shares sold	1,630,236	4,780,176
Shares issued in reinvestment of distributions	1,478,393	609,453
Shares repurchased	(3,321,019)	(4,251,012)

Net increase (decrease) in Investor Class shares outstanding	(212,390)	1,138,617

Share Transactions - Institutional Class
Shares sold	1,341,495	1,337,102
Shares issued in reinvestment of distributions	350,106	106,543
Shares repurchased	(437,783)	(303,915)

Net increase (decrease) in Institutional Class shares outstanding	1,253,818	1,139,730

Net increase in share transactions	1,041,428	2,278,347

(a)	The Fund charges a 2% redemption fee on shares redeemed within 90 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

See accompanying notes which are an integral part of these financial statements.

28

APPLESEED FUND — INVESTOR CLASS FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the Six Months Ended March 31, 2014 (Unaudited)		Year ended September 30, 2013
Selected Per Share Data:
Net asset value, beginning of period	$14.80		$13.07

Income from investment operations:
Net investment income (loss)	0.06		0.07
Net realized and unrealized gain (loss) on investments	0.63		2.17

Total from investment operations	0.69		2.24

Less distributions to shareholders:
From net investment income	—	(d)	(0.23)
From net realized gain	(1.23)		(0.28)

Total distributions	(1.23)		(0.51)
Paid in capital from redemption fees	—	(d)	—	(d)

Net asset value, end of period	$14.26		$14.80

Total Return (e)	5.06	%(f)	17.79%

Ratios and Supplemental Data:
Net assets, end of period (000)	$237,278		$249,372
Ratio of net expenses to average net assets (g)	1.26	%(h)(i)	1.29	%(j)
Ratio of net expenses to average net assets before waiver and reimbursement (g)	1.46	%(h)	1.51%
Ratio of net investment income (loss) to average net assets (g)	0.80	%(h)	0.34%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement (g)	0.60	%(h)	0.12%
Portfolio turnover rate	30	%(f)	63%

(a)	The Fund’s Board of Trustees elected to change its fiscal year end from November 30 to September 30. The information presented is from December 1, 2008 through September 30, 2009.
(b)	Net investment income per share is based on average shares outstanding during the period.
(c)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions.
(d)	Rounds to less than $0.005 per share.
(e)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(f)	Not annualized.
(g)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(h)	Annualized.
(i)	Includes short sale and interest expense of 0.02% for the six months ended March 31, 2014 (unaudited).
(j)	Includes short sale and interest expense of 0.05% for 2013.
(k)	Includes short sale and interest expense of 0.01% for 2012.

See accompanying notes which are an integral part of these financial statements.

29

Year ended September 30, 2012		Year ended September 30, 2011		Year ended September 30, 2010	Period ended September 30, 2009(a)		Year ended November 30, 2008
$12.32		$12.45		$11.46	$7.44		$9.85

0.05	(b)	0.04		0.07 (b)	0.07	(b)	0.22 (b)
1.44		0.06	(c)	0.95	4.04		(2.46)

1.49		0.10		1.02	4.11		(2.24)

(0.12)		(0.12)		(0.02)	(0.09)		(0.17)
(0.63)		(0.11)		(0.02)	—		— (d)

(0.75)		(0.23)		(0.04)	(0.09)		(0.17)
0.01		—	(d)	0.01	—	(d)	— (d)

$13.07		$12.32		$12.45	$11.46		$7.44

12.86%		0.74%		9.03%	55.95	%(f)	(23.07)%

$205,232		$168,961		$125,686	$55,905		$8,992
1.25	%(k)	1.24	%(l)	1.24%	1.17	%(h)(m)	0.90%
1.52%		1.48%		1.32%	2.02	%(h)	3.09%
0.38%		0.25%		0.54%	0.87	%(h)	2.40%
0.11%		0.01%		0.46%	0.02	%(h)	0.21%
76%		68%		61%	41	%(f)	128%

(i)	Effective January 28, 2011, the Adviser has contractually agreed to cap the Fund’s expenses at 0.99% excluding fees paid pursuant to an Administrative Services Plan. Prior to January 28, 2011, the Fund’s expense cap was 1.24%. Also effective January 28, 2011, the Fund adopted an Administrative Services Plan with respect to Investor Class shares, pursuant to which the Fund pays an annual fee equal to 0.25% of the average daily net assets of the Investor Class shares.
(m)	Effective April 1, 2009, the Adviser has contractually agreed to cap the Fund’s expenses at 1.24%. Prior to April 1, 2009, the Fund’s expense cap was 0.90%.

See accompanying notes which are an integral part of these financial statements.

30

APPLESEED FUND — INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the Six Months Ended March 31, 2014 (Unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$14.86

Income from investment operations:
Net investment income	0.10
Net realized and unrealized gain (loss) on investments	0.62

Total from investment operations	0.72

Less Distributions to shareholders:
From net investment income	(0.04)
From net realized gain	(1.23)

Total distributions	(1.27)

Paid in capital from redemption fees	—	(c)

Net asset value, end of period	$14.31

Total Return (d)	5.23	%(e)

Ratios and Supplemental Data
Net assets, end of period (000)	$70,297
Ratio of expenses to average net assets (f)	1.01	%(g)(h)
Ratio of expenses to average net assets before waiver and reimbursement (f)	1.21	%(g)
Ratio of net investment income (loss) to average net assets (f)	0.99	%(g)
Ratio of net investment income (loss) to average net assets before waiver and reimbursement (f)	0.79	%(g)
Portfolio turnover rate	30	%(e)

(a)	For the period January 31, 2011 (commencement of operations) through September 30, 2011.
(b)	Net investment income per share is based on average shares outstanding during the period.
(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e)	Not annualized.
(f)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(g)	Annualized.
(h)	Includes short sale and interest expense of 0.02% for the six months ended March 31, 2014 (unaudited).
(i)	Includes short sale and interest expense of 0.05% for 2013.
(j)	Includes short sale and interest expense of 0.02% for 2012.

See accompanying notes which are an integral part of these financial statements.

31

Year ended September 30, 2013		Year ended September 30, 2012		Period ended September 30, 2011(a)
$13.09		$12.35		$12.59

0.08	(b)	0.08	(b)	0.05	(b)
2.20		1.44		(0.30)

2.28		1.52		(0.25)

(0.23)		(0.15)		—
(0.28)		(0.63)		—

(0.51)		(0.78)		—

—	(c)	—	(c)	0.01

$14.86		$13.09		$12.35

18.07%		13.00%		(1.91	)%(e)

$54,396		$32,996		$11,856
1.04	%(i)	1.01	%(j)	0.99	%(g)
1.26%		1.27%		1.34	%(g)
0.55%		0.64%		0.58	%(g)
0.33%		0.38%		0.23	%(g)
63%		76%		68	%(e)

See accompanying notes which are an integral part of these financial statements.

32

APPLESEED FUND NOTES TO THE FINANCIAL STATEMENTS	March 31, 2014 (Unaudited)

NOTE 1. ORGANIZATION

The Appleseed Fund (the “Fund”) was organized as a non-diversified series of the Unified Series Trust (the “Trust”) on September 11, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment Adviser is Pekin Singer Strauss Asset Management, Inc. (the “Adviser”). The investment objective of the Fund is to provide long-term capital appreciation.

The Fund currently offers two classes of shares, Investor Class and Institutional Class. Investor Class shares were first offered to the public on December 8, 2006; and Institutional Class shares were first offered to the public on January 31, 2011. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class and is entitled to such dividends and distributions out of income belonging to the applicable class as are declared by the Board. The primary difference between the two classes is attributable to the administrative service fee arrangements for the Investor Class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

Non-Diversification Risk – The Fund is non-diversified, which means it may invest a greater percentage of its assets in a fewer number of stocks as compared to other mutual funds that are more broadly diversified. As a result, the Fund’s share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual stock in the Fund’s portfolio may have a significant negative impact on the Fund’s performance.

33

APPLESEED FUND NOTES TO THE FINANCIAL STATEMENTS – continued	March 31, 2014 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency Translation – Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis: a) the fair values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day and b) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The Fund isolates the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains and losses from foreign currency transactions. Reported net realized foreign currency transaction gains or losses arise from 1) sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent to the amounts actually received or paid. Reported net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments, resulting from changes in exchange rates.

Short Sales – The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to various types of securities, including exchange traded funds (ETFs) and futures. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert, or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The

34

APPLESEED FUND NOTES TO THE FINANCIAL STATEMENTS – continued	March 31, 2014 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board of Trustees, or otherwise cover its position in a permissible manner. The Fund will be required to pledge its liquid assets to the broker in order to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. Dividend expenses on securities sold short and borrowing costs are not covered under the Advisor’s expense limitation agreement with the Fund and, therefore, these expenses will be borne by the shareholders of the Fund. The Fund’s social and environmental screens are not applied to short sales.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the six months ended March 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

35

APPLESEED FUND NOTES TO THE FINANCIAL STATEMENTS – continued	March 31, 2014 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Trustees in such a manner as the Trustees determine to be fair and equitable. Income, realized gains and losses, unrealized appreciation and depreciation, and Fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire Fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from Real Estate Investment Trusts (REITS) and distributions from Limited Partnerships are recognized on the ex-date. The calendar year end classification of distributions received from REITS during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from Limited Partnerships is reclassified in the components of net assets upon receipt of K-1’s. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Redemption Fees – The Fund charges a 2.00% redemption fee for shares redeemed within 90 calendar days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term

36

APPLESEED FUND NOTES TO THE FINANCIAL STATEMENTS – continued	March 31, 2014 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a fund would receive upon selling an investment in a orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

37

APPLESEED FUND NOTES TO THE FINANCIAL STATEMENTS – continued	March 31, 2014 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, exchange-traded funds, gold trusts, limited partnerships, and closed-end funds are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued,

38

APPLESEED FUND NOTES TO THE FINANCIAL STATEMENTS – continued	March 31, 2014 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund. These securities will be categorized as Level 1 securities.

Fixed income securities, including corporate bonds and U.S. Government Securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service uses various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the fixed income securities are categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), and certificates of deposit, are valued by using the amortized cost method of valuation, which the Board has determined represents fair value. These securities will be classified as Level 2 securities.

39

APPLESEED FUND NOTES TO THE FINANCIAL STATEMENTS – continued	March 31, 2014 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Option contracts are generally valued using the closing price based on quote data from the six major U.S. options exchanges on which such options are traded, and are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts that the Fund invests in are valued at the settlement price established each day by the board of trade or exchange on which they are traded, and when the market is considered active, will generally be categorized as Level 1 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

40

APPLESEED FUND NOTES TO THE FINANCIAL STATEMENTS – continued	March 31, 2014 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2014.

Valuation Inputs
Assets	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$177,614,400	$—	$—	$177,614,400
Gold Trusts	57,016,251	—	—	57,016,251
U.S. Government Securities	—	21,061,447	—	21,061,447
Corporate Bonds*	—	17,033,401	—	17,033,401
Certificates of Deposit	—	3,256,591	—	3,256,591
Money Market Securities	31,836,070	—	—	31,836,070

Total	$266,466,721	$41,351,439	$—	$307,818,160

*	Refer to Schedule of Investments for industry classifications.

Valuation Inputs
Liabilities	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Limited Partnerships	$(2,686,200)	$—	$—	$(2,686,200)
Written Option Contracts	(256,300)	—	—	(256,300)
Short Futures Contracts*	(5,863)	—	—	(5,863)

Total	$(2,948,363)	$—	$—	$(2,948,363)

*	The amount shown represents the gross unrealized depreciation of the futures contracts.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any Levels for the period ended March 31, 2014.

41

APPLESEED FUND NOTES TO THE FINANCIAL STATEMENTS – continued	March 31, 2014 (Unaudited)

NOTE 4. DERIVATIVE TRANSACTIONS

Currency Futures Contracts – The Fund entered into currency futures contracts (long and short) to hedge its foreign currency exposure during the fiscal period. A currency futures contract involves an obligation to purchase or sell a specific currency at a future date. Such contracts are used to sell unwanted currency exposure that comes from holding securities in a market. The contracts are marked to market daily and change in value is recorded as unrealized appreciation or depreciation. When a currency futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the currency exchange rates. Cash held at broker as of March 31, 2014 is held for collateral for futures transactions and is restricted from withdrawal.

Written Options Contracts – The Fund may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

The following tables present a summary of the fair value of derivative instruments, not accounted for as hedging instruments as of March 31, 2014 and the effect of derivative instruments on the Statement of Operations for the period ended March 31, 2014.

At March 31, 2014:

Derivatives	Location of Derivatives on Statement of Assets & Liabilities
Foreign Exchange Risk:
Short currency futures contracts	Receivable for net variation margin on futures contracts	$32,663

Equity Price Risk:
Written option	Options written, at value	$(256,300)
contracts

42

APPLESEED FUND NOTES TO THE FINANCIAL STATEMENTS – continued	March 31, 2014 (Unaudited)

NOTE 4. DERIVATIVE TRANSACTIONS – continued

For the period ended March 31, 2014:

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Contracts Sold Short/ Written	Contracts Closed	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk: Short currency futures contracts	Net realized and unrealized gain (loss) on futures contracts	147	427	$(705,926)	$1,086,882

Equity Price Risk: Written option contracts written options	Net realized and unrealized gain (loss) on	1,200	100	$72,506	$497,621

Balance Sheet Offsetting Information

The following tables provide a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statement of Assets and Liabilities.

Futures Contracts				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amount Offset in Statement of Assets and Liabilities	Net Amount of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount (not less than 0)

Short currency futures contracts	$32,663	$—	$32,663	$—	$211,050	$—

Written option contracts				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amount Offset in Statement of Assets and Liabilities	Net Amount of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount (not less than 0)

Written option contracts	$256,300	$—	$256,300	$(6,370,715)	$—	$—

43

APPLESEED FUND NOTES TO THE FINANCIAL STATEMENTS – continued	March 31, 2014 (Unaudited)

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average net assets. For the period ended March 31, 2014, before the waiver described below, the Adviser earned a fee of $1,525,102 from the Fund. The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses through January 31, 2015, so that the total annual Fund operating expenses, excluding brokerage fees and commissions, fees paid pursuant to the Administrative Services Plan (Investor Class only), borrowing costs (such as interest and dividend expense on securities sold short), taxes, any indirect expenses such as expenses incurred by other investment companies in which the Fund may invest, any 12b-1 fees, and extraordinary expenses do not exceed 0.99% of the Fund’s average daily net assets. For the period ended March 31, 2014, the Adviser waived fees of $307,630. At March 31, 2014, the Adviser was owed $210,339 from the Fund for advisory services.

Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and any expense limitation in place at the time of repayment. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at March 31, 2014 are as follows:

Amount	Recoverable through September 30,
$380,938	2014
$573,176	2015
$603,276	2016
$307,630	2017

The Trust retains Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the period ended March 31, 2014, HASI earned fees of $86,002 for administrative services provided to the Fund. At March 31, 2014, the Fund owed HASI $15,102 for administrative services. Certain

44

APPLESEED FUND NOTES TO THE FINANCIAL STATEMENTS – continued	March 31, 2014 (Unaudited)

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Fund’s shares.

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the period ended March 31, 2014, HASI earned fees of $42,496 from the Fund for transfer agent services. For the period ended March 31, 2014, HASI earned fees of $43,814 from the Fund for fund accounting services. At March 31, 2014, the Fund owed HASI $12,228 for transfer agent services and $7,066 for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund for the period ended March 31, 2014. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

The Fund has an Administrative Services Plan with respect to Investor Class shares, pursuant to which the Fund pays an annual fee equal to 0.25% of the average daily net assets of the Fund’s Investor Class shares to the Adviser to compensate financial intermediaries that provide administrative services to the Investor Class shareholders pursuant to a written agreement with the Fund or the Fund’s distributor. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that have entered into an agreement with the Fund or the Fund’s distributor to sell the Fund’s Investor Class shares. For purposes of the Plan, administrative services include, but are not limited to (i) acting as record holder and nominee of Investor Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Investor Class shares; (iv) processing dividend payments; and (v) providing

45

APPLESEED FUND NOTES TO THE FINANCIAL STATEMENTS – continued	March 31, 2014 (Unaudited)

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

periodic account statements. Over time, administrative services fees increase the cost of your investment in the Fund’s Investor Class shares because these fees are paid out of the assets of the Investor Class on an on-going basis. For the period ended March 31, 2014, the Investor Class incurred Service fees of $305,608. At March 31, 2014, $50,652 was owed to the Adviser pursuant to the Administrative Services Plan.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, which is currently inactive. The Plan provides that the Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee up to 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to efficiently achieve its investment objectives and to realize economies of scale. The Fund does not currently intend to activate the Plan prior to January 31, 2015.

46

APPLESEED FUND NOTES TO THE FINANCIAL STATEMENTS – continued	March 31, 2014 (Unaudited)

NOTE 6. INVESTMENT TRANSACTIONS

For the period ended March 31, 2014, purchases and sales of investment securities, other than short-term investments and short securities were as follows:

Purchases
U.S. Government Obligations	$—
Other	82,469,999
Sales
U.S. Government Obligations	$—
Other	97,968,939

NOTE 7. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At March 31, 2014, Charles Schwab & Co., for the benefit of its customers, owned 28.87% of the Fund, while Pershing LLC., for the benefit of its customers, owned 26.29% of the Fund. As a result, Charles Schwab & Co. and Pershing LLC may be deemed to control the Fund.

47

APPLESEED FUND NOTES TO THE FINANCIAL STATEMENTS – continued	March 31, 2014 (Unaudited)

NOTE 9. FEDERAL TAX INFORMATION

At March 31, 2014, the appreciation (depreciation) of investments, excluding securities sold short and futures contracts, for tax purposes, was as follows:

Amount
Gross Appreciation	$35,875,807
Gross (Depreciation)	(8,300,224)

Net Appreciation on Investments	$27,575,583

At March 31, 2014, the aggregate cost of securities, net of proceeds for securities sold short, for federal income tax purposes, was $280,242,577.

The tax characterization of distributions for the fiscal periods ended September 30, 2013 and 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary Income*	$9,201,418	$4,503,209
Long-term Capital Gain	90,655	7,306,305

	$9,292,073	$11,809,514

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

At September 30, 2013, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$5,047,562
Undistributed long-term capital gains	15,057,469
Accumulated capital and other losses	(1,027,638)
Unrealized appreciation (depreciation)	32,396,948

$51,474,341

At September 30, 2013, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales of $483,442 and basis adjustments for investments in passive foreign investment companies.

48

APPLESEED FUND NOTES TO THE FINANCIAL STATEMENTS – continued	March 31, 2014 (Unaudited)

NOTE 9. FEDERAL TAX INFORMATION – continued

As of September 30, 2013, accumulated capital and other losses consist of:

Qualified Late Year Ordinary Losses	Capital Loss Carryforwards	Total
$1,027,638	$—	$1,027,638

As of September 30, 2013, the Fund does not have available any capital loss carryforwards.

NOTE 10. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since March 31, 2014, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

49

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 470-1029 to request a copy of the SAI or to make shareholder inquiries.

50

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Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (800) 470-1029 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

John C. Swhear, President

Tara Pierson, Secretary

Joseph L. Rezabek, Senior Vice President

Robert W. Silva, Chief Financial Officer and Treasurer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Pekin Singer Strauss Asset Management, Inc.

161 N. Clark Street, Suite 2200

Chicago, IL 60601

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

U.S. Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

54

IRON STRATEGIC INCOME FUND

Performance Results – (Unaudited)

Total Returns

(For the periods ended March 31, 2014)

			Average Annual Returns
	6 Months	1 Year	5 Years	Since Inception (October 11, 2006)
Iron Strategic Income Fund – Institutional Class*	4.28%	6.30%	10.72%	7.91%
Credit Suisse Hedge Fund Index**	5.13%	6.95%	8.68%	5.30%

Total annual operating expenses as disclosed in the Fund’s prospectus dated January 28, 2014, were 1.65% of average daily net assets (1.15% excluding fees and expenses of underlying funds in which the Fund invests).

Total Returns

(For the periods ended March 31, 2014)

			Average Annual Returns
	6 Months	1 Year	5 Years	Since Inception (February 2, 2009)
Iron Strategic Income Fund – Investor Class*	4.10%	5.89%	10.43%	10.40%
Credit Suisse Hedge Fund Index**	5.13%	6.95%	8.68%	8.35%

Total annual operating expenses as disclosed in the Fund’s prospectus dated January 28, 2014, were 1.99% of average daily net assets (1.49% excluding fees and expenses of underlying funds in which the Fund invests).

IRON STRATEGIC INCOME FUND

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-877-322-0575.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**	The Credit Suisse Hedge Fund Index is an asset weighted hedge fund index based only on funds with over $50 million under management, a 12-month track record and audited financial statements. The index is calculated and rebalanced on a monthly basis, and reflects performance net of all hedge fund component performance fees and expenses. In addition, the “Since Inception” return for the Credit Suisse Hedge Fund Index is as of September 29, 2006 for the Institutional Class and January 31, 2009 for the Investor Class.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

IRON STRATEGIC INCOME FUND

Performance Results – (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Iron Strategic Income Fund – Institutional Class

and Credit Suisse Hedge Fund Index (Unaudited)

This graph shows the value of a hypothetical initial investment of $10,000 made on October 11, 2006 for the Institutional Class (commencement of Fund operations) and held through March 31, 2014. The performance of the Investor class will be less than the line shown for the Institutional class based on the differences in the fees paid by shareholders investing in the different classes. The “Since Inception” return for the Credit Suisse Hedge Fund Index is as of September 29, 2006 for the Institutional Class. The Credit Suisse Hedge Fund Index is an asset weighted hedge fund index based only on funds with over $50 million under management, a 12-month track record and audited financial statements. The index is calculated and rebalanced on a monthly basis, and reflects performance net of all hedge fund component performance fees and expenses. These performance figures include the change in value of the securities in the index plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the Iron Strategic Income Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-877-322-0575. You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

IRON STRATEGIC INCOME FUND

Fund Holdings – (Unaudited)

1	As a percent of net assets.

The investment objective of the Iron Strategic Income Fund is to maximize total return. Total return is comprised of both income and capital appreciation.

Availability of Portfolio Schedules – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

About Your Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at October 1, 2013 and held through March 31, 2014.

IRON STRATEGIC INCOME FUND

About Your Fund’s Expenses – (Unaudited) (continued)

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

IRON STRATEGIC INCOME FUND

About Your Fund’s Expenses – (Unaudited) (continued)

Iron Strategic Income Fund Institutional Class	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expense Paid During Period October 1, 2013 – March 31, 2014
Actual*	$1,000.00	$1,042.80	$5.86
Hypothetical**	$1,000.00	$1,019.20	$5.79

Iron Strategic Income Fund Investor Class	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expense Paid During Period October 1, 2013 – March 31, 2014
Actual***	$1,000.00	$1,041.00	$7.61
Hypothetical**	$1,000.00	$1,017.47	$7.53

*	Expenses are equal to the Institutional Class annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

***	Expenses are equal to the Investor Class annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

IRON STRATEGIC INCOME FUND

Schedule of Investments	March 31, 2014

(Unaudited)

Corporate Bonds – 11.87%	Principal Amount	Fair Value
Corporate Bonds – Domestic – 10.83%
AES Corp./The, 8.000%, 10/15/2017	$19,000	$22,539
Albany Molecular Research, Inc., 2.250%, 11/15/2018 (a)	1,000,000	1,358,750
Ally Financial, Inc., 8.000%, 3/15/2020	2,000,000	2,420,000
Big Heart Pet Brands, 7.625%, 2/15/2019	1,383,000	1,442,642
Burger King Corp., 9.875%, 10/15/2018	2,000,000	2,192,500
Calpine Corp., 7.500%, 2/15/2021 (a)	1,599,000	1,754,902
Case New Holland, Inc., 7.875%, 12/1/2017	2,000,000	2,355,000
Chesapeake Energy Corp., 6.625%, 8/15/2020	1,624,000	1,831,060
Consol Energy, Inc., 8.000%, 4/1/2017	2,000,000	2,090,000
Cricket Communications, Inc., 7.750%, 10/15/2020	2,000,000	2,289,500
Energy Transfer Equity LP, 7.500%, 10/15/2020	2,000,000	2,297,500
First Data Corp., 12.625%, 1/15/2021	2,000,000	2,390,000
FXCM, Inc., 2.250%, 6/15/2018 (a)	1,500,000	1,556,250
HCA, Inc., 8.500%, 4/15/2019	2,000,000	2,093,876
International Lease Finance Corp., 8.625%, 9/15/2015	2,000,000	2,210,000
Liberty Interactive LLC, 3.500%, 1/15/2031	1,250,000	667,969
MetroPCS Wireless, Inc., 6.625%, 11/15/2020	2,000,000	2,142,500
Michaels Stores, Inc., 7.750%, 11/1/2018	2,000,000	2,147,500
Novelis, Inc., 8.750%, 12/15/2020	2,000,000	2,245,000
NRG Energy, Inc., 8.250%, 9/1/2020	2,000,000	2,205,000
Reynolds Group Issuer, Inc., 7.125%, 4/15/2019	2,000,000	2,125,000
SEACOR Holdings, Inc., 3.000%, 11/15/2028 (a)	1,000,000	986,250
SLM Corp., 8.000%, 3/25/2020	2,000,000	2,310,000
Tomkins LLC/Tomkins, Inc., 9.000%, 10/1/2018	481,000	518,879
TransDigm, Inc., 7.750%, 12/15/2018	2,000,000	2,155,000
Valeant Pharmaceuticals International, 6.875%, 12/1/2018 (a)	2,000,000	2,135,000
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.750%, 9/15/2018	2,000,000	2,137,500
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.750%, 8/15/2020	2,000,000	2,235,000

		52,315,117

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	March 31, 2014

(Unaudited)

Corporate Bonds (continued)	Principal Amount	Fair Value
Corporate Bonds – Bermuda – 0.20%
Energy XXI Bermuda Ltd., 3.000%, 12/15/2018 (a) (b)	$1,000,000	$981,250

Corporate Bonds – Canada – 0.41%
CHC Helicopter SA, 9.250%, 10/15/2020 (b)	1,800,000	1,964,250

Corporate Bonds – Luxembourg – 0.43%
Expro Finance Luxembourg SCA, 8.500%, 12/15/2016 (a) (b)	2,000,000	2,093,750

Total Corporate Bonds (Cost $53,560,583)		57,354,367

Convertible Notes – 5.76%
Convertible Notes – Domestic – 5.45%
Ares Capital Corp., 5.750%, 2/1/2016	500,000	546,250
Ares Capital Corp., 5.750%, 2/1/2016 (a) (c)	500,000	546,250
BGC Partners, Inc., 4.500%, 7/15/2016	500,000	532,500
Cobalt International Energy, Inc., 2.625%, 12/1/2019	1,000,000	943,125
Comtech Telecommunications Corp., 3.000%, 5/1/2029	1,000,000	1,028,125
DFC Global Corp., 3.000%, 4/1/2028 (c)	1,500,000	1,385,625
Electronic Arts, Inc., 0.750%, 7/15/2016	1,000,000	1,166,875
IAS Operating Partnership LP, 5.000%, 3/15/2018 (a)	1,000,000	967,500
Iconix Brand Group, Inc., 2.500%, 6/1/2016	1,000,000	1,363,125
InterDigital, Inc., 2.500%, 3/15/2016	1,000,000	1,040,625
Meritage Homes Corp., 1.875%, 9/15/2032	1,500,000	1,594,687
Merrimack Pharmaceuticals, Inc., 4.500%, 7/15/2020	1,000,000	1,016,250
Nuance Communications, Inc., 2.750%, 11/1/2031	1,000,000	1,006,875
NuVasive, Inc., 2.750%, 7/1/2017	1,000,000	1,192,500
Omnicare, Inc., 3.250%, 12/15/2035	1,000,000	1,072,500
ON Semiconductor Corp., 2.625%, 12/15/2026 (c)	1,000,000	1,225,000
Owens-Brockway Glass Container, Inc., 3.000%, 6/1/2015 (a)	1,000,000	1,031,250

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	March 31, 2014

(Unaudited)

Convertible Notes (continued)	Principal Amount	Fair Value
Convertible Notes – Domestic (continued)
Prospect Capital Corp., 5.750%, 3/15/2018	$500,000	$532,500
Royal Gold, Inc., 2.875%, 6/15/2019	500,000	523,438
RTI International Metals, Inc., 1.625%, 10/15/2019	1,000,000	988,125
Starwood Property Trust, Inc., 4.000%, 1/15/2019	1,000,000	1,150,000
Stone Energy Corp., 1.750%, 3/1/2017 (c)	1,000,000	1,227,500
Toll Brothers Finance Corp., 0.500%, 9/15/2032	1,000,000	1,061,250
Vivus, Inc., 4.500%, 5/1/2020 (a)	1,000,000	760,625
Volcano Corp., 1.750%, 12/1/2017	1,000,000	994,375
Walter Investment Management Corp., 4.500%, 11/1/2019	1,500,000	1,423,125

		26,320,000

Convertible Notes – China – 0.31%
Ctrip.com International Ltd., 1.250%, 10/15/2018 (a) (b)	1,500,000	1,494,375

Total Convertible Notes (Cost $26,352,805)		27,814,375

Mutual Funds — 75.35%	Shares
Aberdeen Global High Income Fund – Class I	35,636	362,422
American Beacon High Yield Bond Fund – Institutional Class	41,618	391,207
American Beacon SiM High Yield Opportunities Fund	196,399	2,024,876
BlackRock High Yield Portfolio – BlackRock Class	2,216,595	18,508,568
Columbia High Yield Bond Fund – Class R5	1,052,490	3,178,520
Delaware High-Yield Opportunities Fund – Class I	45,748	201,749
DWS Global High Income Fund – Institutional Class	175,916	1,273,629
DWS High Income Fund—Institutional Class (d)	3,502,390	17,687,069
Eaton Vance High Income Opportunities Fund – Class I	481,239	2,261,823

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	March 31, 2014

(Unaudited)

Mutual Funds (continued)	Shares	Fair Value
Eaton Vance Income Fund of Boston – Institutional Class	179,041	$1,095,732
Federated High Income Bond Fund – Class A	1,002,030	7,956,116
Federated High Yield Trust – Class SS	455,963	3,141,584
Federated Institutional High-Yield Bond Fund – Institutional Class	2,082,886	21,578,699
Fidelity Advisor High Income Advantage Fund – Class I	100,528	1,026,396
Fidelity Capital & Income Fund	117,840	1,185,468
Fidelity High Income Fund	413,391	3,914,808
Hartford High Yield Fund – Class Y	7,254	56,365
Hotchkis and Wiley High Yield Fund – Class I	697,678	9,251,210
Invesco High Yield Fund – Class R5	12,163	55,222
Ivy High Income Fund – Class I	4,191,402	36,674,764
Janus High-Yield Fund – Class I	1,406,573	13,165,526
John Hancock Core High Yield Fund – Class I	374,187	4,131,027
JPMorgan High Yield Fund – Select Class	2,023,184	16,347,328
Loomis Sayles Institutional High Income Fund	784,592	6,276,733
Lord Abbett High Yield Fund – Class I	2,446,260	19,447,765
MainStay High Yield Opportunities Fund – Class I	61,309	763,914
Metropolitan West High Yield Bond Fund – Class I	195,629	2,028,676
MFS Global High Yield Fund – Class I	10,006	66,643
MFS High Income Fund – Class I	1,006,055	3,651,980
Natixis Loomis Sayles High Income Fund – Class Y	8,428	37,842
Northeast Investors Trust	8,279	54,555
Nuveen High Income Bond Fund – Class I	641,577	5,889,677
Nuveen Symphony Credit Opportunities Fund – Class I	177,193	4,054,176
PIMCO High Yield Fund – Institutional Class	419,338	4,080,156
PIMCO High Yield Spectrum Fund – Institutional Class	466,229	5,170,476
Pioneer Global High Yield Fund – Class Y	72,972	725,339
Pioneer High Yield Fund – Class Y	136,974	1,484,795
Principal High Yield Fund – Institutional Class	2,260,358	17,698,600
Principal High Yield I Fund – Institutional Class	431,714	4,602,076
Prudential High Yield Fund – Class Z	4,250,943	24,740,489

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	March 31, 2014

(Unaudited)

Mutual Funds (continued)	Shares	Fair Value
Putnam High Yield Advantage Fund – Class Y	230,467	$1,507,252
Putnam High Yield Trust – Class Y	26,307	210,979
RidgeWorth High Income Fund – Class I	452,043	3,281,830
RidgeWorth SEIX High Yield Bond Fund – Class I	530,489	5,278,362
SEI High Yield Bond Fund – Class A	1,974,172	15,516,990
T. Rowe Price High Yield Fund – Investor Class	2,628,395	19,055,862
T. Rowe Price Institutional High Yield Fund	1,565,303	15,449,543
TIAA-CREF High Yield Fund – Institutional Class	1,660,568	17,236,698
USAA High Income Fund	2,202,783	19,538,683
Vanguard High-Yield Corporate Fund – Admiral Shares	112,248	685,838
Western Asset High Yield Fund – Institutional Class	7,867	71,514

TOTAL MUTUAL FUNDS (Cost $351,004,261)		364,077,551

Exchange-Traded Funds – 0.01%
iShares iBoxx $ High Yield Corporate Bond Fund (c)	593	55,973
SPDR Barclays High Yield Bond ETF (c)	406	16,772

TOTAL EXCHANGE-TRADED FUNDS (Cost $69,981)		72,745

Money Market Securities (e) (f) – 5.76%
Federated Treasury Obligations Fund – Institutional Shares, 0.01%	6,928,069	6,928,069
Fidelity Institutional Money Market Treasury Only – Class I, 0.01%	6,928,069	6,928,069
First American Government Obligations Fund – Class Z, 0.01% (f)	118,194	118,194
First American Treasury Obligations Fund – Class Z, 0.00%	6,928,069	6,928,069
Wells Fargo Advantage Treasury Plus Money Market Fund – Class I, 0.01%	6,928,069	6,928,069

TOTAL MONEY MARKET SECURITIES (Cost $27,830,470)		27,830,470

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	March 31, 2014

(Unaudited)

Repurchase Agreements – 0.72%	Principal Amount	Fair Value
Credit Suisse Government TPR mix, 0.050%, dated 03/31/14, due 04/01/14, repurchase price $3,463,005 (collateralized by U.S. Treasury Strip Principal, 4.625%, 02/15/40, fair value $3,532,807) (g)	$3,463,000	$3,463,000

TOTAL REPURCHASE AGREEMENTS (Cost $3,463,000)		3,463,000

TOTAL INVESTMENTS – 99.47% (Cost $462,281,100)		480,612,508

Other assets in excess of liabilities – 0.53%		2,558,005

TOTAL NET ASSETS – 100.00%		$483,170,513

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Foreign corporate bond denominated in U.S. dollars.
(c)	A portion of this security is on loan as of March 31, 2014. Total fair value of loaned securities is $3,489,067.
(d)	A portion of this security may be deemed illiquid due to the Investment Company Act of 1940 provision stating that no issuer of any investment company security purchased or acquired by a registered investment company shall be obligated to redeem such security in an amount exceeding 1 per centum of such issuer’s total outstanding shares during any period of less than thirty days.
(e)	Rate disclosed is the seven day yield as of March 31, 2014.
(f)	All or a portion of these securities are held as collateral for outstanding credit default swap agreements.
(g)	Security purchased with cash proceeds for securities on loan and serve as collateral for those securities as of March 31, 2014.

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	March 31, 2014

(Unaudited)

Centrally Cleared Credit Default Swaps –Buy Protection (h)	Name	Acquisition Date	Maturity Date	Implied Credit Spread at March 31, 2014 (i)	Notional Amount (j)	Appreciation/ (Depreciation)
CDX North America High Yield Credit Default Swap Index (Markit CDX. NA. HY. 21) contract to pay a premium equal to 5% of the notional amount.	Markit CDX. NA. HY. 21	3/17/2014	12/20/2018	3.31%	$75,000,000	$(518,381)

(h)	When a credit event occurs as defined under the terms of the swap contract, the Fund as a buyer of credit protection will either (i) receive a net amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.
(i)	Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap contracts as of period will serve as an indicator of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap contract.
(j)	The notional amount represents the maximum potential the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the CDX North America High Yield Index.

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Statement of Assets and Liabilities	March 31, 2014

(Unaudited)

Assets
Investments in securities at fair value (cost $462,281,100) (a)	$480,612,508
Receivable for Fund shares sold	1,554,331
Dividends receivable	1,686,210
Interest receivable	1,328,075
Segregated cash collateral for outstanding swap contracts	3,291,988
Prepaid expenses	44,887

Total assets	488,517,999

Liabilities
Payable to Adviser	409,409
Payable upon return of securities loaned	3,581,194
Payable for Fund shares redeemed	147,995
Payable for investments purchased	1,017,450
Payable for variation margin on swap contracts	98,245
Payable to administrator, fund accountant, and transfer agent	38,811
12b-1 fees accrued, Investor Class	5,446
Administration Plan fees accrued, Investor Class	2,178
Payable to trustees and officers	2,491
Other accrued expenses	44,267

Total liabilities	5,347,486

Net Assets	$483,170,513

Net Assets consist of:
Paid-in capital	$466,171,005
Accumulated undistributed net investment (loss)	(404,530)
Accumulated undistributed net realized gain (loss) from investments	(408,989)
Net unrealized appreciation (depreciation) on:
Investment securities	18,331,408
Swap contracts	(518,381)

Net Assets	$483,170,513

Net Assets: Institutional Class	$456,015,560

Shares outstanding (unlimited number of shares authorized, no par value)	39,068,578

Net asset value and offering price per share	$11.67

Redemption price per share (NAV * 99%) (b)	$11.55

Net Assets: Investor Class	$27,154,953

Shares outstanding (unlimited number of shares authorized, no par value)	2,310,384

Net asset value and offering price per share	$11.75

Redemption price per share (NAV * 99%) (b)	$11.63

(a)	Investments include securities purchased with cash proceeds from securities loaned.
(b)	The Fund charges a 1.00% redemption fee on shares redeemed within 30 days of purchase.

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Statement of Operations	For the Six Months Ended March 31, 2014

(Unaudited)

Investment Income
Dividend income	$10,398,415
Interest income	2,319,352
Income from securities loaned	4,297

Total investment income	12,722,064

Expenses
Investment Adviser fee	2,289,985
Administration plan fee, Investor Class	9,725
12b-1 fees, Investor Class	24,313
Administration expenses	116,160
Fund accounting expenses	58,293
Custodian expenses	27,521
Legal expenses	26,559
Transfer agent expenses	32,725
Registration expenses	21,191
Printing expenses	15,244
Insurance expenses	12,914
Audit expenses	10,222
Trustee expenses	7,235
Pricing expenses	4,891
CCO expenses	3,720
Miscellaneous expenses	6,175

Total expenses	2,666,873

Other expense reductions (a)	(1,633)

Net Expenses	2,665,240

Net investment income	10,056,824

Net Realized and Unrealized Gain (Loss) on Investments
Long Term Capital Gain Dividends from investment companies	50,204
Net realized gain (loss) on:
Investment securities	6,466,670
Swap contracts	(3,475,246)
Futures contracts	16,183
Change in unrealized appreciation (depreciation) on:
Investment securities	6,338,525
Swap contracts	(532,454)

Net realized and unrealized gain (loss) on investment securities, swap contracts and futures contracts	8,863,882

Net increase in net assets resulting from operations	$18,920,706

(a)	Certain funds in which the Fund invests refund a portion of the distribution fee charged.

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2014 (Unaudited)	For the Year Ended September 30, 2013
Increase (Decrease) in Net Assets due to:
Operations:
Net investment income	$10,056,824	$19,736,752
Long term capital gain dividends from investment companies	50,204	388,133
Net realized gain (loss) on investment securities, swap contracts and futures contracts	3,007,607	3,805,952
Change in unrealized appreciation (depreciation) on investment securities, swap contracts and futures contracts	5,806,071	(2,422,622)

Net increase in net assets resulting from operations	18,920,706	21,508,215

Distributions:
From net investment income – Institutional Class	(10,995,404)	(15,506,083)
From net investment income – Investor Class	(535,698)	(232,658)

Total distributions	(11,531,102)	(15,738,741)

Capital Transactions – Institutional Class
Proceeds from shares sold	88,916,985	119,201,277
Reinvestment of distributions	10,385,939	15,240,664
Amount paid for shares redeemed	(64,904,628)	(214,506,391)
Proceeds from redemption fees (a)	704	4,509

Total Institutional Class	34,399,000	(80,059,941)

Capital Transactions – Investor Class
Proceeds from shares sold	16,587,253	11,981,870
Reinvestment of distributions	522,145	220,788
Amount paid for shares redeemed	(4,319,381)	(2,232,887)
Proceeds from redemption fees (a)	—	456

Total Investor Class	12,790,017	9,970,227

Net increase (decrease) in net assets resulting from capital transactions	47,189,017	(70,089,714)

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Statements of Changes in Net Assets (continued)

	For the Six Months Ended March 31, 2014 (Unaudited)	For the Year Ended September 30, 2013

Total Increase (Decrease) in Net Assets	$54,578,621	$(64,320,240)

Net Assets
Beginning of period	428,591,892	492,912,132

End of period	$483,170,513	$428,591,892

Accumulated undistributed net investment income (loss) included in net assets at end of period	$(404,530)	$1,069,748

Share Transactions – Institutional Class
Shares sold	7,609,495	10,370,633
Shares issued in reinvestment of distributions	892,679	1,339,525
Shares redeemed	(5,553,840)	(18,718,071)

Total Institutional Class	2,948,334	(7,007,913)

Share Transactions – Investor Class
Shares sold	1,409,506	1,030,310
Shares issued in reinvestment of distributions	44,552	19,227
Shares redeemed	(368,643)	(192,468)

Total Investor Class	1,085,415	857,069

Net increase (decrease) in share transactions	4,033,749	(6,150,844)

(a)	The Fund charges a 1% redemption fee on shares redeemed within 30 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 30 calendar days.

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND – Institutional Class

Financial Highlights

For a share outstanding during each period

	For the Six Months Ended March 31, 2014 (unaudited)		For the Year Ended September 30, 2013
Selected Per Share Data:
Net asset value, beginning of period	$11.47		$11.33

Income from investment operations:
Net investment income (loss) (a)	0.25		0.52 (b)
Net realized and unrealized gain (loss)	0.24		0.04

Total from investment operations	0.49		0.56

Less distributions to shareholders:
From net investment income	(0.29)		(0.42)
Tax Return of Capital	—		—
From net capital gains	—		—

Total distributions	(0.29)		(0.42)

Paid in capital from redemption fees (c)	—		—

Net asset value, end of period	$11.67		$11.47

Total Return (d)	4.28	%(e)	5.02%

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$456,016		$414,438
Ratio of expenses to average net assets (f)	1.15	%(g)	1.15%
Ratio of net investment income to average net assets (f) (a)	4.41	%(g)	4.51%
Portfolio turnover rate	3	%(e)	43%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Per share amounts calculated using average shares method.
(c)	Redemption fees resulted in less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e)	Not annualized.
(f)	These ratios exclude the impact of expenses of the underlying funds in which the fund invests.
(g)	Annualized.
(h)	Ratio reflects interest expense. Had there been no interest expenses, the ratio would have been 1.29%.

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND – Institutional Class

Financial Highlights

For a share outstanding during each period

For the Year Ended September 30, 2012	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009

$11.13	$11.96	$11.40	$9.42

0.52 (b)	0.47	0.62 (b)	0.52	(b)
0.68	(0.49)	0.57	1.85

1.20	(0.02)	1.19	2.37

(0.49)	(0.51)	(0.52)	(0.38)
(0.02)	—	—	—
(0.49)	(0.30)	(0.11)	(0.01)

(1.00)	(0.81)	(0.63)	(0.39)

—	—	—	—

$11.33	$11.13	$11.96	$11.40

11.22%	-0.39%	10.66%	25.86%

$488,713	$548,976	$537,059	$238,397
1.13%	1.11%	1.15%	1.30	%(h)

4.61%	3.95%	5.33%	5.23	%(i)
72%	98%	95%	286%

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND – Investor Class

Financial Highlights

For a share outstanding during each period

	For the Six Months Ended March 31, 2014 (unaudited)		For the Year Ended September 30, 2013
Selected Per Share Data:
Net asset value, beginning of period	$11.55		$11.41

Income from investment operations:
Net investment income (loss) (b)	0.22		0.45 (c)
Net realized and unrealized gain (loss)	0.25		0.08

Total from investment operations	0.47		0.53

Less distributions to shareholders:
From net investment income	(0.27)		(0.39)
Tax Return of Capital	—		—
From net capital gains	—		—

Total distributions	(0.27)		(0.39)

Paid in capital from redemption fees	—		— (d)

Net asset value, end of period	$11.75		$11.55

Total Return (e)	4.10	%(f)	4.60%

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$27,155		$14,154
Ratio of expenses to average net assets (g)	1.50	%(h)	1.49%
Ratio of net investment income to average net assets (e) (b)	4.04	%(h)	3.90%
Portfolio turnover rate	3	%(f)	43%

(a)	For the period February 2, 2009 (commencement of operations) to September 30, 2009.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(c)	Per share amounts calculated using average shares method.
(d)	Redemption fees resulted in less than $0.005 per share.
(e)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(f)	Not annualized.
(g)	These ratios exclude the impact of expenses of the underlying funds in which the Fund invests.
(h)	Annualized.
(i)	Ratio reflects interest expense. Had there been no interest expenses, the ratio would have been 1.63%.
(j)	Ratio reflects interest expense. Had there been no interest expenses, the ratio would have been 5.47%.

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND – Investor Class

Financial Highlights

For a share outstanding during each period

For the Year Ended September 30, 2012	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010	For the Period Ended September 30, 2009 (a)

$11.21	$12.02	$11.47	$9.30

0.48 (c)	0.56	0.58 (c)	0.39	(c)
0.68	(0.65)	0.58	2.02

1.16	(0.09)	1.16	2.41

(0.45)	(0.42)	(0.50)	(0.24)
(0.02)	—	—	—
(0.49)	(0.30)	(0.11)	—

(0.96)	(0.72)	(0.61)	(0.24)

— (d)	— (d)	— (d)	—

$11.41	$11.21	$12.02	$11.47

10.86%	-0.88%	10.34%	26.19	%(f)

$4,199	$4,084	$20,251	$50
1.48%	1.46%	1.50%	1.64	%(h)(i)

4.26%	4.58%	4.88%	5.46	%(h)(j)
72%	98%	95%	286%

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements	March 31, 2014

(Unaudited)

NOTE 1. ORGANIZATION

The Iron Strategic Income Fund (the “Fund”) is organized as a diversified series of the Unified Series Trust (the “Trust”). The Fund commenced operations on October 11, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The investment advisor to the Fund is Iron Financial, LLC (the “Advisor”).

The Fund currently offers two classes of shares, Institutional Class and Investor Class. Institutional Class shares were first offered to the public on October 11, 2006; and Investor Class shares were first offered to the public on February 2, 2009. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class and is entitled to such dividends and distributions out of income belonging to the applicable class as are declared by the Board. The primary difference between the two classes is attributable to the distribution and administrative service fee arrangements for the Investor Class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2014

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the six months ended March 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Trustees in such a manner as the Trustees determine to be fair and equitable. Expenses attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses not specifically allocated to a class are allocated to each class based on the net assets of that class in relation to the relative net assets of the Fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The First In, First Out method is used for determining gains or losses for financial statement and income tax purposes. Dividend income and capital gain distributions are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2014

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Swap Agreements – Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specific notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the over-the-counter (“OTC”) market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These centrally cleared swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”), in which case all payments are settled with the CCP through the DCM.

The Fund may enter into credit default swap agreements. A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event that certain defined credit events occur with respect to a particular security, issuer, or basket of securities. The “notional amount” of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange. The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be collateralized by designating liquid assets on the Fund’s books and records. Upon entering into a credit default swap, the Fund is required to satisfy an initial margin requirement by delivering cash or securities. Subsequent payments are made or received by the Fund each day to settle daily fluctuations in the value of the contract (“variation margin”); which reflect changes in the value of the underlying financial

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2014

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. Periodic payments paid or received are recorded in realized gain/loss. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) on the Statement of Operations. Payments made or received as a result of a credit event or termination of the contract, are recognized, net of a proportional amount of the upfront payment, as realized gains/losses. In addition to bearing the risk that the credit event will occur as a protection seller, the Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the Fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or that the counterparty may default on its obligation to perform. Please see Note 4 for information on swap agreement activity during the six months ended March 31, 2014.

Security loans – Under the terms of the securities lending agreement with U.S. Bank, the Fund may make loans of its portfolio securities (in an amount up to 25% of Fund net assets) to parties such as broker-dealers, banks, or institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Advisor. Furthermore, loans will only be made if, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk. In accordance with current positions of the staff of the SEC, the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable fees in connection with the loan; and (6) the Fund must be able to vote proxies on the securities loaned as deemed appropriate by the Advisor, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in any

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2014

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation). The Fund has elected to have its cash received through loan transactions invested in repurchase agreements with borrowers and/or their affiliates secured by U.S. Government Securities. At all times the margin of collateral to market value of loaned securities shall be at least 102%. As of March 31, 2014, the Fund loaned securities having a fair value of $3,489,067 and received $3,581,194 of cash collateral for the loan from the following counterparties: Merrill Lynch & Company, Inc., Citigroup Global Markets, Inc., and J.P. Morgan Clearing Corp. This cash was invested in short term repurchase agreements and money market securities.

Repurchase Agreements – A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a security or other asset and the seller agrees to repurchase the security or other asset at a future time at a set price, thereby determining the yield during the purchaser’s holding period. Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience delays or an inability to liquidate the underlying security, resulting in a potential loss in value. However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers or their affiliates determined by the Advisor to be creditworthy (each a “Counterparty”). The Advisor monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

Repurchase agreements may be collateralized with securities or other assets. The acquisition of a repurchase agreement will be deemed to be the acquisition of the underlying securities to the extent that the Fund enters into repurchase agreements collateralized by cash; obligations of the U.S. government or by an agency of the U.S. government (which may be of any maturity); and securities that at the time the repurchase agreement is entered into are rated in the highest rating category by at least one nationally recognized statistical rating organization or, if unrated, determined by the Board of Trustees (or the Advisor if so delegated by the Board) to be of comparable quality. At March 31, 2014, the Fund held repurchase agreements purchased with collateral from securities lending of $3,463,000.

Futures Contracts – The Fund may use futures contracts for any lawful purpose consistent with its investment objective such as hedging, managing risk or obtaining

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2014

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

market exposure. The Fund may enter into futures contracts, including, but not limited to, interest rate, commodity and index futures. The Fund may also purchase and sell (write) covered and uncovered put and call options on futures contracts.

The purchase of futures contracts or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund may also purchase and sell interest rate futures contracts on a short-term trading basis as a means of managing the duration of and interest rate exposure of the Fund. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Advisor believes it is more advantageous to the Fund than purchasing the futures contract.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2014

(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including exchange-traded funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are priced at the ending net asset value (NAV) provided by the service agent of the fund. These securities will be categorized as Level 1 securities.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2014

(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Derivative instruments that the Fund invests in, such as swap agreements, are generally traded over-the-counter. The credit default swaps the Fund invests in will generally be valued at the mean of bid and ask prices provided by a major credit default swap pricing provider and will generally be classified as Level 2 securities.

Fixed income securities, including corporate bonds and convertible notes, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service uses various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the fixed income securities are categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), including repurchase agreements, are valued by using the amortized cost method of valuation, which the Board has determined represents fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2014

(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2014:

	Valuation Inputs
Assets	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Corporate Bonds*	$—	$57,354,367	$—	$57,354,367
Convertible Notes*	—	27,814,375	—	27,814,375
Mutual Funds	364,077,551	—	—	364,077,551
Exchange-Traded Funds	72,745	—	—	72,745
Money Market Securities	27,830,470	—	—	27,830,470
Repurchase Agreements	—	3,463,000	—	3,463,000
Total	$391,980,766	$88,631,742	$—	$480,612,508
*	See schedule of investments for additional country information related to corporate bonds and convertible notes.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2014

(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

	Valuation Inputs
Liabilities	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Other Financial Instruments**	$—	$(518,381)	$—	$(518,381)
Total	$—	$(518,381)	$—	$(518,381)
**	Credit Default Swaps (reflects net depreciation as of March 31, 2014) – See Note 4 for additional information related to these instruments.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any Levels for the six months ended March 31, 2014.

NOTE 4. DERIVATIVE TRANSACTIONS

The Fund may obtain exposure to the fixed income market by investing in derivatives. The Fund may also use derivative instruments for any purpose consistent with its investment objective including hedging or managing risk or ensuring that the Fund’s portfolio maintains sufficient liquidity to meet potential redemptions by Fund shareholders. Derivative securities may be used to “lock-in” realized but unrecognized gains in the value of the Fund’s securities. Risk management strategies include, but are not limited to, facilitating the sale of securities, managing the effective maturity or duration of debt obligations in its portfolio, or creating alternative exposure to debt securities. The Fund may also use derivatives to establish a position in the fixed income markets as a substitute for buying, selling, or holding certain securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way to invest than traditional debt securities would allow.

The Fund enters into credit derivatives, such as credit default swaps, to gain exposure to or to mitigate specific forms of credit risk. Swaps expose the Fund to counterparty risk (described below). The Fund could also suffer losses with respect to a swap

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2014

(Unaudited)

NOTE 4. DERIVATIVE TRANSACTIONS – continued

agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions.

In a credit default swap, the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. If physically settled, this value is obtained by delivering a debt security of the reference issuer to one party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). If cash settled, the two payment streams are netted out with the Fund receiving or paying only the net amount of the two payments. The Fund is usually a buyer of credit default swaps. When a credit event occurs as defined under the terms of the credit default swap contract, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value. The maximum potential amount of future payments that the Fund as a buyer of protection may receive if a credit event occurs is an amount equal to the notional amount of the contract. As of March 31, 2014, the notional amount of credit default swaps outstanding is $75,000,000 for which the Fund is the buyer of protection.

Many of the markets in which the Fund effects its derivative transactions are “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. When the Fund invests in derivative, over-the-counter transactions, it is assuming a credit risk with regard to parties with whom it trades and also bears the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. In the event of the default or bankruptcy of a swap contract counterparty, the Fund will have contractual remedies pursuant to the swap contract, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2014

(Unaudited)

NOTE 4. DERIVATIVE TRANSACTIONS – continued

With centrally cleared swaps, there is minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. However, credit risk still exists in centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts.

To mitigate counterparty risk on swap agreements, the Fund may require the counterparty to post collateral to the Fund’s custodian to cover the Fund’s exposure. This collateral is generally in cash and is invested in a money market fund. At March 31, 2014, the Fund’s custodian held no collateral posted by a counterparty. A counterparty may also require the Fund to post collateral to a segregated account at the Fund’s custodian. As of March 31, 2014, the Fund segregated cash collateral for outstanding swap contracts in the amount of $3,291,988.

As of March 31, 2014, the Fund held only centrally cleared credit default swap agreements with Nomura Securities International, Inc., the fair value of which is $5,953,500 at March 31, 2014.

The effect of trading in credit default swap agreements is reflected on the Statement of Operations under net realized gain (loss) on swap agreements and change in unrealized appreciation (depreciation) on swap agreements. The Fund also bought and sold futures contracts during the period ended March 31, 2014, but did not hold them as of March 31, 2014.

At March 31, 2014:

Derivatives – Credit Risk	Location of Derivatives on Statement of Assets & Liabilities
Credit Default Swap Agreements	Receivable for variation margin on swap contracts	$149,422
Credit Default Swap Agreements	Payable for variation margin on swap contracts	$(247,667)

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2014

(Unaudited)

NOTE 4. DERIVATIVE TRANSACTIONS – continued

For the six months ended March 31, 2014:

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Credit Risk: Credit Default Swap Agreements	Net realized and unrealized gain (loss) on swap contracts	$(3,475,246)	$(532,454)

The Fund purchased a total notional value of swap agreements of $485,000,000 during the six months ended March 31, 2014. The total notional value of terminated swap agreements was $430,000,000. The Fund utilized credit derivative instruments in conjunction with investment securities in an effort to achieve its investment objective for the six months ended March 31, 2014.

For the six months March 31, 2014:

Derivatives	Location of Gain (Loss) on Derivatives on Statements of Operations	Contracts Opened	Contracts Closed	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Interest Rate Risk: Futures contracts	Net realized and unrealized gain (loss) on futures contracts	15	15	$16,183	$—

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2014

(Unaudited)

NOTE 4. DERIVATIVE TRANSACTIONS – continued

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statement of Assets and Liabilities as of March 31, 2014.

				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount (not less than 0)
Securities Loaned	$3,581,194	$—	$3,581,194	$(3,581,194)	$—	$—
Credit Default Swap Agreements	247,667	(149,422)	98,245	—	(3,291,988)	—

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average net assets. For the six months ended March 31, 2014, the Advisor earned a fee of $2,289,985 from the Fund. At March 31, 2014, the Fund owed the Advisor $409,409 for advisory services.

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the six months ended March 31, 2014, HASI earned fees of $116,160 for administrative services provided to the Fund. At March 31, 2014, HASI was owed $17,523 by the Fund for administrative services. Certain officers of the Trust are members of management and/or employees of HASI. HASI is a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Fund.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2014

(Unaudited)

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the six months ended March 31, 2014, HASI earned fees of $32,725 from the Fund for transfer agent services. For the six months ended March 31, 2014, HASI earned fees of $58,293 from the Fund for fund accounting services. At March 31, 2014, the Fund owed HASI $3,148 for transfer agent services and $18,140 for fund accounting services.

The Fund has adopted a Distribution Plan (the “Plan”) for its Investor Class shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay the Advisor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Investor Class shares in connection with the promotion and distribution of Investor Class shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders of the Fund, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Advisor may pay all or a portion of these fees to any recipient who renders assistance in distributing or promoting the sale of Investor Class shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. For the six months ended March 31, 2014, the 12b-1 expense incurred by the Investor Class was $24,313. Due to the Fund’s investments in underlying mutual funds, the Fund also receives a 12b-1 rebate. For the six months ended March 31, 2014, the amount received was $1,633. The Fund owed the Advisor $5,446 for 12b-1 fees as of March 31, 2014.

The Fund has an Administration Plan (the “Admin Plan”) with respect to Investor Class shares, pursuant to which the Fund pays an annual fee equal to 0.10% of the average daily net assets of the Fund’s Investor Class shares to the Advisor to compensate financial intermediaries who provide administrative services to the Investor Class shareholders pursuant to a written agreement with the Fund, the Fund’s distributor or the Advisor. Financial intermediaries eligible to receive payments under the Admin Plan include mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans and/or trust companies that sell and/or provide administrative services to Investor Class shareholders.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2014

(Unaudited)

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

For purposes of the Admin Plan, administrative services include, but are not limited to (a) processing and issuing confirmations concerning orders to purchase, redeem and exchange Investor Class shares; (b) receiving and transmitting funds representing the purchase price or redemption proceeds of Investor Class shares; (c) forwarding shareholder communications such as prospectus updates, proxies and shareholder reports; (d) acting, or arranging for another party to act, as record holder and nominee of all Investor Class shares beneficially owned by the customers; (e) providing sub-accounting with respect to Investor Class shares of the Fund beneficially owned by the intermediary’s customers or the information necessary for sub-accounting, including establishing and maintaining individual accounts and records with respect to Investor Class shares owned by each customer; (f) providing periodic statements to each customer showing account balances and transactions during the relevant period; (g) processing dividend payments; (h) receiving, tabulating and transmitting proxies; (i) responding to customer inquiries relating to the Investor Class shares or the services; (j) providing the necessary computer hardware and software which links the intermediary’s systems to the Fund’s account management system; (k) providing software that aggregates the customer’s orders and establishes an order to purchase or redeem shares of the Fund based on established target levels for the customer’s demand deposit accounts; (l) providing periodic statements showing a customer’s account balances and, to the extent practicable, integrating such information with other customer transactions; and (m) furnishing monthly and year-end statements and confirmations of purchases, exchanges and redemptions. For the six months ended March 31, 2014, the Investor class incurred $9,725 in Admin Plan Fees. At March 31, 2014, the Fund owed Unified Financial Securities, Inc. $2,178 in Admin Plan Fees.

NOTE 6. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2014, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases
U.S. Government Obligations	$—
Other	64,136,625
Sales
U.S. Government Obligations	$—
Other	13,023,184

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2014

(Unaudited)

NOTE 7. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At March 31, 2014, Charles Schwab, for the benefit of its customers, owned 56.52% of the Fund. As a result, Charles Schwab may be deemed to control the Fund.

NOTE 9. FEDERAL TAX INFORMATION

As of March 31, 2014, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross appreciation	$19,009,494
Gross depreciation	(796,096)

Net appreciation on investments	$18,213,398

At March 31, 2014, the aggregate cost of securities for federal income tax purposes was $462,399,110 for the Fund.

The tax characterization of distributions paid for the fiscal years ended September 30, 2013 and September 30, 2012 was as follows:

	2013	2012
Distributions paid from:
Ordinary Income*	$15,738,741	$36,537,172
Return of Capital	—	852,051
Long-Term Capital Gain	—	9,864,184

Total Distributions	$15,738,741	$47,253,407

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2014

(Unaudited)

NOTE 9. FEDERAL TAX INFORMATION – continued

As of September 30, 2013, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$1,083,822
Accumulated capital and other losses	(3,348,791)
Unrealized appreciation (depreciation)	11,874,873

$9,609,904

As of September 30, 2013, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales in the amount of $118,010 and the tax treatment of unrealized depreciation of credit default swaps.

As of September 30, 2013, accumulated capital and other losses consist of:

Post October Losses	Capital Loss Carryforwards	Total
$ —	$3,348,791	$3,348,791

At September 30, 2013, for federal income tax purposes, the Fund has capital loss carryforwards, in the following amounts:

No expiration – short term	$2,451,536
No expiration – long term	897,255

$3,348,791

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

NOTE 10. RESTRICTED SECURITIES

The Fund has acquired securities, the sale of which is restricted under Rule 144A of the Securities Act of 1933. Restricted securities are securities that may only be resold

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2014

(Unaudited)

NOTE 10. RESTRICTED SECURITIES – continued

upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Fund will not incur any registration costs upon such resale. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

At March 31, 2014, the aggregate value of such securities amounted to $15,666,153 and value amounts to 3.24% of the net assets of the Fund.

	Acquisition Date	Principal Amount	Amortized Cost	Fair Value
Albany Molecular Research, Inc., 2.250%, 11/15/2018	1/23/2014	$1,000,000	$994,382	$1,358,750
Ares Capital Corp., 5.750%, 2/1/2016	3/20/2012	500,000	528,750	546,250
Calpine Corp., 7.500%, 2/15/2021	1/14/2011	1,599,000	1,616,989	1,754,903
Ctrip.com International Ltd., 1.250%, 10/15/2018 (a)	10/31/2013	1,500,000	1,538,750	1,494,375
Energy XXI Bermuda Ltd., 3.000%, 12/15/2018	1/8/2014	1,000,000	962,500	981,250
Expro Finance Luxembourg SCA, 8.500%, 12/15/2016	1/14/2011	2,000,000	1,975,000	2,093,750
FXCM, Inc., 2.250%, 6/15/2018	3/13/2014	1,500,000	1,620,923	1,556,250
IAS Operating Partnership LP, 5.000%, 3/15/2018	9/13/2013	1,000,000	921,250	967,500
Owens-Brockway Glass Container, Inc., 3.000%, 6/1/2015	10/3/2013	1,000,000	1,037,500	1,031,250
SEACOR Holdings, Inc., 3.000%, 11/15/2028	1/29/2014	1,000,000	962,500	986,250
Valeant Pharmaceuticals International, 6.875%, 12/1/2018	1/14/2011	2,000,000	2,060,000	2,135,000

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2014

(Unaudited)

NOTE 10. RESTRICTED SECURITIES – continued

	Acquisition Date	Principal Amount	Amortized Cost	Fair Value
Vivus, Inc., 4.500%, 5/1/2020 (b)	10/16/2013	$1,000,000	$924,262	$760,625

				$15,666,153

(a)	Purchased on various dates beginning 10/31/2013
(b)	Purchased on various dates beginning 10/16/2013

NOTE 11. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since March 31, 2014, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

IRON STRATEGIC INCOME FUND

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-877-322-0575 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge, upon request: (1) by calling the Fund at (877) 322-0575; and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

John C. Swhear, President

Tara Pierson, Secretary

Joseph L. Rezabek, Senior Vice President

Robert W. Silva, Chief Financial Officer and Treasurer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Iron Financial, LLC

630 Dundee Road

Suite 200

Northbrook, IL 60062

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 N Meridian St, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn, LLP

One U.S. Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

U.S. Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 N Meridian St, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.,

Member FINRA/SIPC

www.ironfunds.com

FCI Bond Fund

Semi-Annual Report

March 31, 2014

Fund Advisor:

Financial Counselors, Inc.

442 West 47th Street

Kansas City, MO 64112

Toll Free (877) 627-8504

FCI Bond Fund

Fund Performance

For the period from 10/1/2013 through 3/31/14, the FCI Bond Fund’s performance was 1.41% compared to the Barclays Intermediate Government/Credit Index’s performance of 0.98% for the same period.

The major factors that affected the Fund’s performance for the semi-annual period ending 3/31/14 were the Income Effect and the Sector/Quality Effect. The Fund was overweight higher yielding securities and enhanced income from these securities contributed positively to the Fund return. Corporate bonds in the benchmark beat comparable Treasury index securities, for the trailing six months, by 3.50%. Overall, the Fund was positioned neutrally for changes in interest rates and pro-cyclically for continued improvement in the credit markets.

1

INVESTMENT RESULTS – (Unaudited)

Total Returns*

(for the periods ended March 31, 2014)

			Average Annual Returns
	Six Months	1 Year	5 Year	Since Inception (October 4, 2005)
FCI Bond Fund	1.41%	-0.06%	4.74%	4.45%
Barclays Capital U.S. Intermediate Government/Credit Bond Index®**	0.98%	-0.13%	4.18%	4.47%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated January 28, 2014 were 0.88% of average daily net assets (after 0.03% expense recapture by the Advisor.) Effective February 1, 2014, the Fund’s Advisor contractually has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses, excluding: brokerage fees and commissions; borrowing costs (such as (i) interest and (ii) dividend expenses on securities sold short); taxes, any 12b-1 fees; any indirect expenses such as acquired fund fees and expenses; and extraordinary litigation expenses do not exceed 0.80% of the Fund’s average daily net assets through January 31, 2015, subject to the Advisor’s right to recoup reimbursements on a rolling three-year basis so long as the reimbursement would not exceed the 0.80% expense cap. This expense cap may not be terminated prior to this date except by the Board of Trustees.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-877-627-8504. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**

The Barclays Intermediate Government/Credit Bond Index® is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. member FINRA.

2

Comparison of the Growth of a $250,000 Investment in the FCI Bond Fund and

the Barclays Capital U.S. Intermediate Government/Credit Bond Index*

The chart above assumes an initial investment of $250,000 made on October 4, 2005 for the Fund (commencement of Fund operations) and held through March 31, 2014. The Barclays Intermediate U.S. Government/Credit Bond Index® is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-627-8504. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

3

FUND HOLDINGS – (Unaudited)

[1]	As a percent of net assets.

The investment objective of the FCI Bond Fund is total return, comprised of both income and capital appreciation.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available at the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SUMMARY OF FUND’S EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning and held for the six month period, October 1, 2013 to March 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

4

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During Period* October 1, 2013 – March 31, 2014
Actual	$1,000.00	$1,014.10	$4.02
Hypothetical**	$1,000.00	$1,020.94	$4.03

*	Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes a 5% return before expenses.

5

FCI BOND FUND

SCHEDULE OF INVESTMENTS

March 31, 2014 (Unaudited)

CORPORATE BONDS – 74.57%	Principal Amount	Fair Value

Corporate Bonds – Domestic – 62.22%
21st Century Fox America, Inc., 4.500%, 2/15/2021	$800,000	$869,315
Aflac, Inc., 8.500%, 5/15/2019	250,000	321,662
Agilent Technologies, Inc., 5.000%, 7/15/2020	300,000	328,597
American International Group, Inc., 5.850%, 1/16/2018	1,075,000	1,229,527
Amgen, Inc., 4.850%, 11/18/2014	25,000	25,658
Anheuser-Busch InBev Worldwide, Inc., 7.750%, 1/15/2019	75,000	93,001
Applied Materials, Inc., 4.300%, 6/15/2021	225,000	242,606
Associated Banc-Corp, 5.125%, 3/28/2016	300,000	320,767
Associates Corp. NA, 6.950%, 11/1/2018	200,000	238,300
AT&T, Inc., 2.950%, 5/15/2016	675,000	703,291
Bank of America Corp., 6.875%, 4/25/2018	500,000	590,188
Bank of America Corp., 5.650%, 5/1/2018	1,000,000	1,131,476
BB&T Corp., 1.450%, 1/12/2018	500,000	494,242
BlackRock, Inc., 5.000%, 12/10/2019	500,000	564,822
Capital One Financial Corp., 6.750%, 9/15/2017	500,000	583,267
Citigroup, Inc., 1.250%, 1/15/2016	400,000	401,584
Citigroup, Inc., 6.125%, 11/21/2017	400,000	458,385
Citigroup, Inc., 5.375%, 8/9/2020	550,000	619,690
Credit Suisse USA, Inc., 5.125%, 8/15/2015	425,000	450,381
CVS Caremark Corp., 5.750%, 6/1/2017	400,000	452,764
CVS Caremark Corp., 4.750%, 5/18/2020	225,000	247,449
Discover Financial Services, 5.200%, 4/27/2022	475,000	509,575
Fifth Third Bancorp., 3.625%, 1/25/2016	340,000	356,886
Ford Motor Credit Co. LLC, 3.000%, 6/12/2017	900,000	935,504
General Electric Capital Corp., 5.000%, 1/8/2016	275,000	295,867
General Electric Capital Corp., 1.625%, 4/2/2018	250,000	248,928
General Electric Capital Corp., 6.000%, 8/7/2019	500,000	587,664
Genworth Financial, Inc., 6.515%, 5/22/2018	500,000	577,197
Goldman Sachs Group, Inc./The, 5.350%, 1/15/2016	600,000	645,508
Goldman Sachs Group, Inc./The, 5.375%, 3/15/2020	225,000	251,364
Goldman Sachs Group, Inc./The, 6.000%, 6/15/2020	400,000	459,928
Hartford Financial Services Group, Inc., 5.375%, 3/15/2017	175,000	193,779
Home Depot, Inc./The, 5.400%, 3/1/2016	600,000	653,978
HSBC Finance Corp., 5.000%, 6/30/2015	600,000	630,107
Huntington National Bank/The, 5.375%, 2/28/2019	250,000	269,119
International Paper Co., 9.375%, 5/15/2019	125,000	163,386
Intuit, Inc., 5.750%, 3/15/2017	250,000	280,902
Jefferies Group LLC, 3.875%, 11/9/2015	200,000	208,927
JPMorgan Chase & Co., 6.000%, 1/15/2018	1,225,000	1,407,156
Juniper Networks, Inc., 4.600%, 3/15/2021	625,000	653,357
KeyCorp, 3.750%, 8/13/2015	500,000	519,680
KLA-Tencor Corp., 6.900%, 5/1/2018	150,000	176,027

See accompanying notes which are an integral part of these financial statements.

6

FCI BOND FUND

SCHEDULE OF INVESTMENTS – (continued)

March 31, 2014 (Unaudited)

CORPORATE BONDS – 74.57% – continued	Principal Amount	Fair Value

Corporate Bonds – Domestic – 62.22% – continued
Lazard Group LLC, 6.850%, 6/15/2017	$280,000	$318,574
MetLife, Inc., 6.817%, 8/15/2018	510,000	609,233
Morgan Stanley, 5.375%, 10/15/2015	850,000	906,509
Morgan Stanley, 5.750%, 1/25/2021	650,000	745,570
PNC Bank NA, 1.300%, 10/3/2016	500,000	503,752
Prudential Financial, Inc., 6.200%, 1/15/2015	250,000	260,994
Prudential Financial, Inc., 4.750%, 9/17/2015	200,000	211,364
Prudential Financial, Inc., 5.500%, 3/15/2016	310,000	336,461
Prudential Financial, Inc., 7.375%, 6/15/2019	400,000	490,645
Sempra Energy, 6.500%, 6/1/2016	250,000	278,434
Simon Property Group LP, 6.125%, 5/30/2018	500,000	582,180
Starbucks Corp., 6.250%, 8/15/2017	300,000	346,780
SunTrust Banks, Inc., 6.000%, 9/11/2017	400,000	456,005
Time Warner, Inc., 3.400%, 6/15/2022	800,000	797,171
Verizon Communications, Inc., 4.900%, 9/15/2015	510,000	540,884
Viacom, Inc., 3.875%, 12/15/2021	800,000	817,926
WellPoint, Inc., 2.375%, 2/15/2017	500,000	511,463
Wells Fargo & Co., 5.625%, 12/11/2017	450,000	513,719
Zions Bancorp., 7.750%, 9/23/2014	150,000	154,632

TOTAL CORPORATE BONDS – DOMESTIC (Cost $28,803,508)		29,774,107

Corporate Bonds – Foreign – 12.35%
Corporate Bonds – Australia – 0.81%
Westpac Banking Corp., 4.875%, 11/19/2019	350,000	389,362

Corporate Bonds – Canada – 10.63%
Bank of Montreal, 2.500%, 1/11/2017	1,000,000	1,036,337
Bank of Nova Scotia, 2.550%, 1/12/2017	1,000,000	1,038,012
Canadian Pacific Railway Co., 6.500%, 5/15/2018	31,000	36,024
EnCana Corp., 3.900%, 11/15/2021	450,000	462,555
Manulife Financial Corp., 3.400%, 9/17/2015	450,000	466,596
Royal Bank of Canada, 2.200%, 7/27/2018	1,000,000	1,007,537
Toronto-Dominion Bank/The, 2.500%, 7/14/2016	1,000,000	1,038,450

		5,085,511

Corporate Bond – Isle Of Man – 0.68%
AngloGold Ashanti Holdings PLC, 5.125%, 8/1/2022	350,000	326,873

Corporate Bond – Netherlands – 0.23%
Deutsche Telekom International Finance BV, 5.750%, 3/23/2016	100,000	109,305

TOTAL CORPORATE BONDS – FOREIGN (Cost $5,870,860)		5,911,051

TOTAL CORPORATE BONDS (Cost $34,674,368)		35,685,158

See accompanying notes which are an integral part of these financial statements.

7

FCI BOND FUND

SCHEDULE OF INVESTMENTS – (continued)

March 31, 2014 (Unaudited)

U.S. TREASURY OBLIGATIONS – 15.09%	Principal Amount	Fair Value

Treasury Inflation Protected Securities, 1.375%, 1/15/2020	$650,000	$760,514
Treasury Inflation Protected Securities, 0.125%, 7/15/2022	500,000	498,185
U.S. Treasury Note, 4.125%, 5/15/2015	2,000,000	2,088,828
U.S. Treasury Note, 2.250%, 3/31/2016	905,000	937,700
U.S. Treasury Note, 3.250%, 3/31/2017	1,960,000	2,096,665
U.S. Treasury Note, 2.500%, 8/15/2023	850,000	837,947

TOTAL U.S. TREASURY OBLIGATIONS (Cost $7,260,805)		7,219,839

U.S. GOVERNMENT MORTGAGE-BACKED AGENCIES – 5.19%
Federal Home Loan Mortgage Corp., Pool #A57160, 5.500%, 2/1/2037	47,773	52,449
Federal National Mortgage Association, Pool #832648, 5.000%, 9/1/2035	75,344	82,057
Federal National Mortgage Association, Pool #832949, 5.000%, 9/1/2035	50,008	54,464
Federal National Mortgage Association, Pool #745133, 5.500%, 11/1/2035	98,245	108,731
Federal National Mortgage Association, Pool #845549, 5.500%, 1/1/2036	100,949	112,219
Federal National Mortgage Association, Pool #878104, 5.500%, 4/1/2036	40,499	44,842
Federal National Mortgage Association, Pool #MA0918, 4.000%, 12/1/2041	766,426	798,228
Federal National Mortgage Association, Pool #AB4300, 3.500%, 1/1/2042	499,269	503,583
Federal National Mortgage Association, Pool #AI8577, 3.000%, 8/1/2042	751,158	727,358

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED AGENCIES (Cost $2,499,620)		2,483,931

U.S. GOVERNMENT AGENCIES — 3.05%
Federal Home Loan Banks, 1.000%, 11/20/2028	500,000	498,769
Federal National Mortgage Association, 2.400%, 11/7/2024	600,000	551,821
Federal National Mortgage Association, 2.000%, 7/30/2032	435,000	410,281

TOTAL U.S. GOVERNMENT AGENCIES (Cost $1,508,504)		1,460,871

PREFERRED STOCKS – 0.26%	Shares
Federal National Mortgage Association, Series S, 8.250%	12,000	125,760

TOTAL PREFERRED STOCKS (Cost $300,000)		125,760

MONEY MARKET SECURITIES – 1.27%
Fidelity Institutional Government Portfolio – Class I, 0.01% (a)	608,461	608,461

TOTAL MONEY MARKET SECURITIES (Cost $608,461)		608,461

TOTAL INVESTMENTS (Cost $46,851,758) – 99.43%		$47,584,020

Other assets less liabilities – 0.57%		270,389

TOTAL NET ASSETS – 100.00%		$47,854,409

(a)	Rate disclosed is the seven day yield as of March 31, 2014.

See accompanying notes which are an integral part of these financial statements.

8

FCI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2014 – (Unaudited)

Assets
Investment in securities:
At cost	$46,851,758

At value	$47,584,020
Interest receivable	418,280
Prepaid expenses	7,473

Total assets	48,009,773

Liabilities
Payable for fund shares redeemed	111,807
Payable to Advisor	18,469
Payable to administrator, fund accountant, and transfer agent	9,858
Payable to custodian	3,608
Payable to trustees and officers	589
Other accrued expenses	11,033

Total liabilities	155,364

Net Assets	$47,854,409

Net Assets consist of:
Paid in capital	$47,651,558
Accumulated undistributed net investment income	39,881
Accumulated net realized loss from investment transactions	(569,292)
Net unrealized appreciation on investments	732,262

Net Assets	$47,854,409

Shares outstanding (unlimited number of shares authorized)	4,599,450

Net Asset Value and offering price per share	$10.40

Redemption price per share (a) (Net Asset Value * 99%)	$10.30

(a)	The Fund charges a 1% redemption fee on shares redeemed within 60 calendar days of purchase. Shares are redeemed at the net asset value if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

9

FCI BOND FUND

STATEMENT OF OPERATIONS

For the six months ended March 31, 2014 – (Unaudited)

Investment Income
Interest income	$616,769

Total income	616,769

Expenses
Investment Advisor fee	96,429
Administration expenses	19,517
Fund accounting expenses	12,231
Transfer agent expenses	18,444
Legal expenses	11,611
Registration expenses	4,490
Custodian expenses	3,698
Audit expenses	8,407
Trustee expenses	6,729
Pricing expenses	4,715
CCO expenses	3,815
Miscellaneous expenses	2,333

Total expenses	192,419
Fees waived by the Advisor	(2,218)
Fees recouped by the Advisor	2,218

Net operating expenses	192,419

Net investment income	424,350

Net Realized and Unrealized Gain on Investments
Net realized gain on investment securities transactions	76,183
Net change in unrealized appreciation of investment securities	189,637

Net realized and unrealized gain on investments	265,820

Net increase in net assets resulting from operations	$690,170

See accompanying notes which are an integral part of these financial statements.

10

FCI BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended March 31, 2014 (Unaudited)	Year ended September 30, 2013
Operations
Net investment income	$424,350	$1,039,050
Net realized gain (loss) on investment securities	76,183	(400,146)
Change in unrealized appreciation (depreciation) on investment securities	189,637	(1,125,666)

Net increase (decrease) in net assets resulting from operations	690,170	(486,762)

Distributions
From net investment income	(443,389)	(996,853)
From net realized gains	(188,744)	(656,674)

Total distributions	(632,133)	(1,653,527)

Capital Share Transactions
Proceeds from shares sold	6,311,478	10,267,903
Reinvestment of distributions	49,580	120,648
Amount paid for shares redeemed	(7,678,408)	(17,159,343)

Net decrease in net assets resulting from share transactions	(1,317,350)	(6,770,792)

Total Decrease in Net Assets	(1,259,313)	(8,911,081)

Net Assets
Beginning of period	49,113,722	58,024,803

End of period	$47,854,409	$49,113,722

Accumulated undistributed net investment income included in net assets at end of period	$39,881	$58,920

Capital Share Transactions
Shares sold	603,325	966,569
Shares issued in reinvestment of distributions	4,760	11,431
Shares redeemed	(735,854)	(1,629,551)

Net increase (decrease) in capital share transactions	(127,769)	(651,551)

See accompanying notes which are an integral part of these financial statements.

11

FCI BOND FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	For the Six Months Ended March 31, 2014 (Unaudited)		Year Ended September 30,
			2013	2012	2011	2010	2009
Selected Per Share Data:
Net asset value, beginning of period	$10.39		$10.79	$10.43	$10.86	$10.47	$9.64

Income (loss) from investment operations:
Net investment income	0.09		0.20	0.32	0.36	0.43	0.38
Net realized and unrealized gains (losses)	0.06		(0.29)	0.42	(0.22)	0.40	0.87

Total income from investment operations	0.15		(0.09)	0.73	0.14	0.83	1.25

Less distributions:
From net investment income	(0.10)		(0.19)	(0.32)	(0.36)	(0.42)	(0.38)
From net realized gain	(0.04)		(0.12)	(0.05)	(0.21)	(0.02)	(0.04)

Total distributions	(0.14)		(0.31)	(0.37)	(0.57)	(0.44)	(0.42)

Paid in capital from redemption fees	–		–	– (a)	–	– (a)	– (a)

Net asset value, end of period	$10.40		$10.39	$10.79	$10.43	$10.86	$10.47

Total Return (b)	1.41	%(c)	(0.83)%	7.17%	1.45%	8.12%	13.16%
Ratios and Supplemental Data:
Net assets, end of period (000)	$47,854		$49,114	$58,025	$33,599	$35,145	$27,986
Ratio of expenses to average net assets	0.80	%(d)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of expenses to average net assets before reimbursement/recoupment	0.80	%(d)	0.77%	0.88%	0.87%	0.96%	1.06%
Ratio of net investment income to average net assets	1.76	%(d)	1.82%	2.93%	3.37%	3.97%	3.92%
Ratio of net investment income to average net assets before reimbursement/ recoupment	1.76	%(d)	1.85%	2.85%	3.30%	3.81%	3.66%
Portfolio turnover rate	18	%(c)	72%	66%	55%	63%	61%

(a)	Redemption fees resulted in less than $0.005 per share in each period.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not Annualized.
(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.

12

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS

March 31, 2014 – (Unaudited)

NOTE 1. ORGANIZATION

The FCI Bond Fund (“the Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on June 13, 2005. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (“the Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Trustees. The Fund commenced operations on October 4, 2005. The investment advisor to the Fund is Financial Counselors, Inc. (the “Advisor”). The Fund seeks to provide total return.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

As of and during the period ended March 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period ended March 31, 2014, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Trustees in such a manner as the Trustees determine to be fair and equitable.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The first in, first out (“FIFO”) method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITS) and distributions from limited partnerships are recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITS during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified in the components of net assets upon receipt of K-1’s. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on

13

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2014 – (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

securities purchased are amortized or accreted using the effective interest method. The ability of issuers of debt securities held by the Fund to meet its obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on a quarterly basis. The Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is most significant to the fair value measurement in its entirety.

14

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2014 – (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Equity securities, including preferred stocks, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, such as corporate bonds, foreign corporate bonds, U.S. government agencies and U.S. government mortgage backed agencies, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service uses various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the fixed income securities are categorized as Level 2 securities. All foreign bonds are denominated in U.S. dollars. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined represents fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive

15

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2014 – (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used at March 31, 2014 in valuing the Fund’s assets carried at fair value:

	Valuation Inputs
Assets	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Domestic Corporate Bonds	$–	$29,774,107	$–	$29,774,107
Foreign Corporate Bonds	–	5,911,051	–	5,911,051
U.S. Treasury Obligations	–	7,219,839	–	7,219,839
U.S. Government Mortgage Backed Agencies	–	2,483,931	–	2,483,931
U.S. Government Agencies	–	1,460,871	–	1,460,871
Preferred Stocks	125,760	–	–	125,760
Money Market Securities	608,461	–	–	608,461
Total	$734,221	$46,849,799	$–	$47,584,020

The Fund did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the period ended March 31, 2014, the Fund had no transfers between Levels. The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Advisor manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.40% of the Fund’s average daily net assets. For the period ended March 31, 2014, the Advisor earned fees of $96,429 from the Fund. At March 31, 2014, the Advisor was owed $18,469 from the Fund.

16

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2014 – (Unaudited)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary litigation expenses, and any indirect expenses (such as fees and expenses of other investment companies acquired by the Fund) do not exceed 0.80% of the Fund’s average daily net assets through January 31, 2015.

Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and any expense limitation in place at the time of repayment.

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at March 31, 2014, were as follows:

Amount	Subject to Repayment Until September 30,
$25,101	2014
28,588	2015

The Trust retains Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the period ended March 31, 2014, HASI earned fees of $19,517 for administrative services provided to the Fund. At March 31, 2014, HASI was owed $4,824 by the Fund for administrative services. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). For the period ended March 31, 2014, the Custodian earned fees of $3,698 from the Fund for custody services provided to the Fund. At March 31, 2014, the Custodian was owed $3,608 by the Fund for custody services.

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the period ended March 31, 2014, HASI earned fees of $18,444 for transfer agent services expenses in providing transfer agent services for the Fund. At March 31, 2014, the Fund owed HASI $2,054 for transfer agent services expenses. For the period ended March 31, 2014, HASI earned fees of $12,231 for fund accounting services provided to the Fund. At March 31, 2014, HASI was owed $2,980 by the Fund for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund. There were no payments made by the Fund to the Distributor during the period ended March 31, 2014. The Distributor, HASI and the Custodian are controlled by Huntington Bancshares, Inc. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

17

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2014 – (Unaudited)

NOTE 5. INVESTMENT TRANSACTIONS

For the period ended March 31, 2014, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases
U.S. Government Obligations	$1,613,385
Other	6,701,206
Sales
U.S. Government Obligations	$7,394,164
Other	2,177,065

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the Investment Company Act of 1940. At March 31, 2014, affiliated entities of Midwest Trust Company, affiliates of the Advisor, for the benefit of its customers, owned 91.86% of the Fund. As a result, Midwest Trust Company may be deemed to control the Fund.

NOTE 8. FEDERAL TAX INFORMATION

As of March 31, 2014, the net unrealized appreciation of investments for tax purposes was as follows:

Gross Appreciation	$1,227,274
Gross (Depreciation)	(495,012)

Net Appreciation (Depreciation) on Investments	$732,262

At March 31, 2014, the aggregate cost of securities for federal income tax purposes was $46,851,758 for the Fund.

18

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2014 – (Unaudited)

NOTE 8. FEDERAL TAX INFORMATION – continued

The tax characterization of distributions for the fiscal years ended September 30, 2013 and September 30, 2012 was as follows:

	2013	2012
Distributions paid from:
Ordinary Income*	$1,257,591	$1,151,973
Long-Term Capital Gain	395,936	96,981

Total Distributions	$1,653,527	$1,248,954

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

At September 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$58,920
Undistributed long-term capital gain (loss)	188,744
Accumulated capital and other losses	(645,475)
Net Unrealized appreciation (depreciation)	542,625

$144,814

As of September 30, 2013, accumulated capital and other losses consisted of:

Post October Losses	Capital Loss Carryforwards	Total
$ 645,475		$–	$645,475

As of September 30, 2013, the Fund did not have available any capital loss carryforwards.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since March 31, 2014, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

19

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 470-1029 to request a copy of the SAI or to make shareholder inquiries.

20

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (877) 627-8504 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

John C. Swhear, President

Tara Pierson, Secretary

Joseph L. Rezabek, Senior Vice President

Robert W. Silva, Chief Financial Officer and Treasurer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Financial Counselors, Inc.

442 West 47th Street

Kansas City, MO 64112

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE

INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

21

Item 2. Code of Ethics. NOT APPLICABLE – disclosed with annual report

Item 3. Audit Committee Financial Expert. NOT APPLICABLE – disclosed with annual report

Item 4. Principal Accountant Fees and Services. NOT APPLICABLE – disclosed with annual report

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of May 29, 2014, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not Applicable – filed with annual report

(a)(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Unified Series Trust

By /s/ John C. Swhear

John C. Swhear, President

Date 5/29/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ John C. Swhear

John C. Swhear, President

Date 5/29/14

By /s/ Robert W. Silva

Robert W. Silva, Treasurer

Date 5/29/14